EXHIBIT 99.2





CAMDEN LOGO
LIVING EXCELLENCE







                               FOURTH QUARTER 2005

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                    Supplemental Operating and Financial Data
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                       Camden Gaines Ranch - Austin, Texas
                 390 Apartment Homes - Acquired October 4, 2005




                              Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

     CAMDEN                                              TABLE OF CONTENTS


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                                                                     Page
     Press Release Text                                                 3
     Financial Highlights                                               6
     Operating Results                                                  7
     Funds from Operations                                              8
     Balance Sheets                                                     9
     Portfolio Statistics                                              10
     Components of Property Net Operating Income                       11
     "Same Property" Fourth Quarter Comparisons                        12
     "Same Property" Sequential Quarter Comparisons                    13
     "Same Property" Year to Date Comparisons                          14
     Joint Venture Operations                                          15
     Development Pipeline                                              16
     Pre-Development Pipeline & Land Held for Sale                     17
     Mezzanine Financing Summary                                       18
     Acquisitions & Dispositions                                       19
     Debt Analysis                                                     20
     Debt Covenant Analysis                                            21
     Capitalized Expenditures & Maintenance Expense                    22
     2006 Financial Outlook                                            23
     Non-GAAP Financial Measures - Definitions & Reconciliations       24
     Other Data                                                        26
     Community Table                                                   27

  Camden Property Trust Announces
              Fourth Quarter and Full Year 2005 Operating Results

    HOUSTON--(BUSINESS WIRE)--Feb. 1, 2006--Camden Property Trust (NYSE:CPT) announced that its Funds from Operations ("FFO") for the fourth quarter of 2005 totaled $0.84 per diluted share or $49.5 million, as compared to $0.86 per diluted share or $38.2 million reported for the fourth quarter of 2004. FFO for the twelve months ended December 31, 2005 totaled $3.47 per diluted share or $195.3 million, as compared to $3.24 per diluted share or $143.7 million reported for the same period in 2004. FFO for the twelve months ended December 31, 2005 included a $0.43 per diluted share impact from the sale of technology investments and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported net income of $12.9 million or $0.23 per diluted share for the fourth quarter of 2005, which included a $0.21 per diluted share gain on sale of land, joint venture properties and discontinued operations. Net income for the fourth quarter of 2004 was $18.5 million or $0.43 per diluted share, and included a $0.23 per diluted share gain on sale of land and discontinued operations. For the twelve months ended December 31, 2005, net income totaled $199.1 million or $3.58 per diluted share compared to $41.3 million or $0.98 per diluted share for the same period in 2004. Net income for the twelve months ended December 31, 2005 included a $3.20 per diluted share impact from gain on sale of properties, land and discontinued operations, a $0.43 per diluted share impact from the sale of technology investments, a $0.57 per diluted share charge related to the amortization of acquired in place leases, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. A reconciliation of net income ("EPS") to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 48,014 apartment homes included in consolidated same-property results, fourth quarter 2005 same-property net operating income ("NOI") growth was 6.1% compared to the fourth quarter of 2004, with revenues increasing 6.7% and operating expenses increasing 7.7%. On a sequential basis, fourth quarter 2005 same-property NOI increased 2.5% compared to third quarter 2005, with revenues increasing 1.2% and expenses declining 0.7% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 3.5%, with revenue growth of 4.0% and expense growth of 4.7% compared to the same period in 2004. Same-property physical occupancy levels for the combined portfolio averaged 96.1% during the fourth quarter of 2005, compared to 93.6% in the fourth quarter of 2004 and 96.0% in the third quarter of 2005.
    For the 37,336 apartment homes included in Camden's same-property results, fourth quarter 2005 revenues increased 6.0% while operating expenses increased 6.1%, producing a 5.9% increase in same-property net operating income ("NOI") compared to the fourth quarter of 2004. On a sequential basis, fourth quarter 2005 same-property NOI increased 3.0% compared to the third quarter of 2005, with revenues increasing 1.3% and expenses declining 1.0% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 3.3%, with revenue growth of 3.4% and expense growth of 3.4% compared to the same period in 2004.

    For the 10,678 same-property apartment homes acquired from Summit, fourth quarter 2005 revenues increased 8.7% while operating expenses increased 13.1%, producing a 6.6% increase in same-property net operating income ("NOI") compared to the fourth quarter of 2004. On a sequential basis, fourth quarter 2005 same-property NOI increased by 1.4% compared to the third quarter of 2005, with revenues increasing 1.0% and expenses increasing 0.4% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 4.0%, with revenue growth of 5.7% and expense growth of 9.3% compared to the same period in 2004.
    A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    The Company had ten projects under construction or in lease-up at year-end. Lease-ups continued during the quarter at three communities:
Camden Farmers Market II in Dallas, TX (67% leased); Camden Fairfax Corner in Fairfax, VA (28% leased); and Camden Westwind in Ashburn, VA (31% leased). Lease-up began during the quarter at Camden Manor Park in Raleigh, NC, and the community is currently 14% leased. The remaining six communities under construction are expected to begin lease-ups during 2006.

    Acquisition/Disposition Activity

    During the quarter, the Company completed the acquisition of Camden Gaines Ranch, a 390-home apartment community in Austin, TX for $43.0 million. Subsequent to quarter-end, the Company acquired the remaining joint venture membership interest in Camden Westwind, a 464-home apartment community currently under development in Ashburn, VA.
    Dispositions during the quarter included three joint venture properties: Oasis Suites, a 409-home apartment community in Las Vegas, NV; Oasis Heritage, a 720-home apartment community in Las Vegas, NV; and Summit Green, a 300-home apartment community in Charlotte, NC for a combined total of $107.8 million. Camden's pro-rata share of the dispositions totaled $22.9 million. Additionally, during the quarter the Company disposed of 17.6 acres of undeveloped land in Houston, TX and Dallas, TX for a total of $6.8 million.

    Properties and Land Held for Sale

    At year-end, Camden had seven operating communities consisting of 2,956 apartment homes classified as held for sale. These properties included: Camden Live Oaks, a 770-home apartment community in Tampa, FL; Camden Trails, a 264-home apartment community in Dallas, TX; Camden Highlands, a 160-home apartment community in Dallas, TX; Camden Pass, a 456-home apartment community in Tucson, AZ; Camden View, a 365-home apartment community in Tucson, AZ; Camden Wilshire, a 536-home apartment community in Houston, TX; and Summit Brickell, a 405-home apartment community in Miami, FL. The Company also had 12.2 acres of undeveloped land in Southeast Florida, Dallas, TX and Long Beach, CA classified as held for sale at year-end.
    Subsequent to year-end, Camden disposed of the following assets:
Camden Highlands, a 160-home apartment community in Dallas, TX; Summit Creek, a 260-home joint venture apartment community in Charlotte, NC; and Summit Hill, a 411-home joint venture apartment community in Raleigh, NC.

    Earnings Guidance

    The Company provided initial guidance for 2006 of FFO between $3.45 and $3.65 per diluted share and EPS between $0.82 and $1.02 per diluted share. The 2006 guidance is based on projections of same-property NOI growth between 4.0% and 6.0%, acquisitions of $200-$300 million, dispositions of $475-$600 million and new development starts of $350-$500 million. The Company also provided guidance for the first quarter of 2006 of $0.82 to $0.90 per diluted share for FFO and $0.16 to $0.24 per diluted share for EPS. Camden updates its earnings guidance to the market on a quarterly basis. Additional information on the Company's 2006 financial outlook and a reconciliation of expected net income to expected FFO are included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Thursday, February 2, 2006 at 8:00 a.m. Central Time to review its fourth quarter and full year 2005 results and discuss its outlook for future performance. To participate in the call, please dial 877-407-0782 (domestic) or 201-689-8567 (international) by 7:50 a.m. Central Time and request the Camden Property Trust Fourth Quarter Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 188 properties containing 64,749 apartment homes across the United States. Upon completion of nine properties under development, the Company's portfolio will increase to 67,960 apartment homes in 197 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at www.camdenliving.com.


    CAMDEN                                                                                             FINANCIAL HIGHLIGHTS
                                                         (In thousands, except per share, property data amounts and ratios)
---------------------------------------------------------------------------------------------------------------------------
   (Unaudited)
                                                       Three Months Ended December 31,     Twelve Months Ended December 31,
                                                       -------------------------------     ---------------------------------
                                                                2005             2004              2005 (a)           (2004)
                                                       --------------------------------    ---------------------------------
    Total property revenues                                 $142,389          $98,836             $524,090         $391,533

    EBITDA                                                    81,065           58,794              317,038          234,695

    Net income                                                12,887           18,492              199,086           41,341
          Per share - basic                                     0.24             0.44                 3.83             1.00
          Per share - diluted                                   0.23             0.43                 3.58             0.98

    Income from continuing operations                         10,578            8,123              156,207           26,906
           per share - basic                                    0.20             0.19                 3.00             0.65
           per share - diluted                                  0.19             0.19                 2.82             0.64

    Funds from operations                                     49,468           38,185              195,290          143,669
           Per share - diluted                                  0.84             0.86                 3.47             3.24

    Dividends per share                                         0.64             0.64                 2.54             2.54
    Dividend payout ratio                                       76.2%            74.4%                73.2%            78.4%

    Interest expensed                                         30,132           19,513              111,548           79,214
    Interest capitalized                                       4,856            2,366               17,513            9,332
        Total interest incurred                               34,988           21,879              129,061           88,546

    Principal amortization                                     2,615              932               10,204            4,412
    Preferred dividends & distributions                        1,750            2,111                7,028           10,461

    Interest expense coverage ratio                              2.7 x            3.0 x                2.8 x            3.0 x
    Total interest coverage ratio                                2.3 x            2.7 x                2.5 x            2.7 x
    Fixed charge expense coverage ratio                          2.3 x            2.6 x                2.5 x            2.5 x
    Total fixed charge coverage ratio                            2.1 x            2.4 x                2.2 x            2.3 x

    Same property NOI increase (b)                               6.1%            (3.9%)                3.5%            (0.7%)
      (# of apartment homes included)                         48,014           43,497               48,014           43,497

    Gross turnover of apartment homes (annualized)                63%              59%                  64%              64%
    Net turnover (excludes on-site transfers and
      transfers to other Camden communities)                      57%              53%                  58%              58%


                                                                                                    As of December 31,
                                                                                           ---------------------------------
                                                                                                      2005             2004
                                                                                           ---------------------------------
    Total assets                                                                                $4,487,799       $2,629,364
    Total debt                                                                                  $2,633,091       $1,576,405
    Common and common equivalent shares,
      outstanding end of period (c)                                                                 58,730           44,618
    Share price, end of period                                                                  $    57.92       $    51.00
    Preferred units, end of period                                                              $   97,925       $  115,060
    Book equity value, end of period (d)                                                        $1,591,926       $  898,082
    Market equity value, end of period (d)                                                      $3,501,642       $2,393,018

    Debt to total market capitalization ratio                                                         42.9%             39.7%

    Unencumbered real estate assets (at cost)
       to unsecured debt ratio                                                                         200%             194%

(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2004.

(c) Includes at December 31, 2005: 54,662 common shares (including 542 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (4,068)

(d) Includes: common shares, preferred and common units, and common share equivalents

Note: Please refer to pages 24 and 25 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

    CAMDEN                                                                                                OPERATING RESULTS
                                                                    in thousands, except per share and property data amounts)

    -------------------------------------------------------------------------------------------------------------------------
    (Unaudited)                                                          Three Months Ended            Twelve Months Ended
                                                                            December 31,                  December 31,
                                                                       -----------------------       ------------------------
    OPERATING DATA                                                        2005       2004             2005 (a)     (2004)
                                                                       -----------------------       ------------------------
    Property revenues
    Rental revenues                                                      $131,111     $90,849           $ 481,096    $359,362
    Other property revenues                                                11,278       7,987              42,994      32,171
                                                                       -----------------------       ------------------------
       Total property revenues                                            142,389      98,836             524,090     391,533

    Property expenses
    Property operating and maintenance                                     39,493      29,776             147,009     117,096
    Real estate taxes                                                      14,580      10,205              56,432      42,531
                                                                       -----------------------       ------------------------
       Total property expenses                                             54,073      39,981             203,441     159,627

    Non-property income
    Fee and asset management                                                1,983       2,548              12,912       9,187
    Sale of technology investments                                              7           -              24,206         863
    Interest and other income                                                 972       3,938               7,373      11,074
                                                                       -----------------------       ------------------------
       Total non-property income                                            2,962       6,486              44,491      21,124

    Other expenses
    Property management                                                     4,795       3,412              16,145      11,924
    Fee and asset management                                                1,898       1,011               6,897       3,856
    General and administrative                                              6,828       6,136              24,845      18,536
    Transaction compensation and merger expenses                                -           -              14,085           -
    Impairment provisions on technology investments                           130           -                 130           -
    Interest                                                               30,132      19,513             111,548      79,214
    Amortization of deferred financing costs                                  867         447               3,739       2,697
    Amortization of acquired in place leases                               10,172           -              32,333           -
    Depreciation and amortization                                          35,515      24,274             131,799      97,969
                                                                       -----------------------       ------------------------
       Total other expenses                                                90,337      54,793             341,521     214,196
                                                                       -----------------------       ------------------------
    Income from continuing operations
       before gain on sale of properties,
       impairment loss on sale of land,
       equity in income of joint ventures
       and minority interests                                                 941      10,548              23,619      38,834
    Gain on sale of properties, including land                                797         387             132,914       1,642
    Impairment loss on sale of land                                          (339)          -                (339)          -
    Equity in income of joint ventures                                     11,521          97              10,049         356
    Income allocated to minority interests
    Distributions on perpetual preferred units                             (1,750)     (2,111)             (7,028)    (10,461)
    Original issuance costs on redeemed perpetual preferred units               -           -                (365)       (745)
    Income allocated to common units and other minority interests            (592)       (798)             (2,643)     (2,720)
                                                                       -----------------------       ------------------------
    Income from continuing operations                                      10,578       8,123             156,207      26,906
    Income from discontinued operations                                     2,245       2,402               6,748       7,767
    Income from discontinued operations allocated to common units               4      (1,384)                (44)     (1,540)
    Impairment loss on land held for sale                                       -           -                   -      (1,143)
    Gain on sale of discontinued operations                                    60       9,351              36,175       9,351
                                                                       -----------------------       ------------------------
    Net income                                                           $ 12,887     $18,492           $ 199,086    $ 41,341
                                                                       =======================       ========================
    PER SHARE DATA
      Net income - basic                                                 $   0.24     $  0.44           $    3.83    $   1.00
      Net income - diluted                                                   0.23        0.43                3.58        0.98
      Income from continuing operations - basic                              0.20        0.19                3.00        0.65
      Income from continuing operations - diluted                            0.19        0.19                2.82        0.64

    Weighted average number of common and
      common equivalent shares outstanding:
         Basic                                                             54,097      41,588              52,000      41,430
         Diluted                                                           56,869      42,622              56,313      42,426

    PROPERTY DATA
      Total operating properties (end of period) (b)                          191         144                 191         144
      Total operating apartment homes in operating properties
         (end of period)(b)                                                65,580      51,456              65,580      51,456
      Total operating apartment homes (weighted average)                   57,120      47,353              55,056      47,118
      Total operating apartment homes - excluding discontinued
         operations (weighted average)                                     54,164      43,376              51,847      43,132


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 24 and 25 for definitions and reconciliations of all non-GAAP financial measures presented in this document.


   CAMDEN                                                                                               FUNDS FROM OPERATIONS
                                                                   (In thousands, except per share and property data amounts)

   ----------------------------------------------------------------------------------------------------------------------------
   (Unaudited)                                                       Three Months Ended               Twelve Months Ended
                                                                        December 31,                     December 31,
                                                                   -------------------------     ------------------------------
   FUNDS FROM OPERATIONS                                                 2005         2004            2005 (a)        (2004)
                                                                   -------------------------     ------------------------------
     Net income                                                        $12,887      $18,492           $199,086        $ 41,341
     Real estate depreciation and amortization
       from continuing operations                                       45,088       23,742            161,655          96,125
     Real estate depreciation from discontinued operations               1,063        1,610              7,122           8,214
     Adjustments for unconsolidated joint ventures                       1,049          527              4,298           2,097
     Income from continuing operations allocated to common units           550          798              2,471           2,720
     Income from discontinued operations allocated to common units          (4)       1,384                 44           1,540
     (Gain) on sale of operating properties                                  -            -           (132,117)              -
     (Gain) on sale of discontinued operations                               -       (8,368)           (36,104)         (8,368)
     (Gain) on sale of joint venture properties                        (11,165)           -            (11,165)              -
                                                                   -------------------------     ------------------------------
        Funds from operations - diluted                                $49,468      $38,185           $195,290        $143,669
                                                                   =========================     ==============================

   PER SHARE DATA
     Funds from operations - diluted                                     $0.84        $0.86              $3.47        $   3.24
     Cash distributions                                                   0.64         0.64               2.54            2.54

   Weighted average number of common and
     common equivalent shares outstanding:
        FFO - diluted                                                   58,741       44,497             56,313          44,302

   PROPERTY DATA
     Total operating properties (end of period) (b)                        191          144                191             144
     Total operating apartment homes in
       operating properties (end of period)                             65,580       51,456             65,580          51,456
     Total operating apartment homes (weighted average)                 57,120       47,353             55,056          47,118
     Total operating apartment homes - excluding
       discontinued operations (weighted average)                       54,164       43,376             51,847          43,132


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.

    CAMDEN                                                                                                      BALANCE SHEETS
                                                                                                                 (In thousands)

    ---------------------------------------------------------------------------------------------------------------------------

      (Unaudited)                                        Dec 31,        Sep 30,         Jun 30,         Mar 31,        Dec 31,
                                                            2005           2005            2005            2005           2004
                                                 ------------------------------------------------------------------------------
    ASSETS
    Real estate assets, at cost
    Land                                              $  646,854     $  660,748      $  657,433      $  655,321     $  399,054
    Buildings and improvements                         3,840,969      3,881,682       3,839,732       3,810,003      2,511,195
                                                 ------------------------------------------------------------------------------
                                                       4,487,823      4,542,430       4,497,165       4,465,324      2,910,249
    Accumulated depreciation                            (716,650)      (713,991)       (694,120)       (658,683)      (688,333)
                                                 ------------------------------------------------------------------------------
    Net operating real estate assets                   3,771,173      3,828,439       3,803,045       3,806,641      2,221,916
    Properties under development, including land         372,976        377,787         368,022         348,202        176,769
    Investment in joint ventures                           6,096          6,937          11,830          11,985          9,641
    Properties held for sale                             172,112         51,741          39,930          72,338         62,418
                                                 ------------------------------------------------------------------------------
    Total real estate assets                           4,322,357      4,264,904       4,222,827       4,239,166      2,470,744
    Accounts receivable - affiliates                      34,084         35,313          35,084          33,587         31,380
    Notes receivable
    Affiliates                                            11,916         11,505          11,108          10,729         10,367
    Other                                                 13,261         24,865          32,283          32,274         44,547
    Other assets, net (a)                                 99,516        100,080         101,475          95,941         66,164
    Cash and cash equivalents                              1,576          1,076           6,432           6,351          2,253
    Restricted cash                                        5,089          5,829           6,375           5,835          3,909
                                                 ------------------------------------------------------------------------------
    Total assets                                      $4,487,799     $4,443,572      $4,415,584      $4,423,883     $2,629,364
                                                 ==============================================================================

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Liabilities
    Notes payable
    Unsecured                                         $2,007,164     $1,903,094      $1,860,107      $1,900,710     $1,407,208
    Secured                                              625,927        661,723         672,557         675,473        169,197
    Accounts payable and accrued expenses                108,979        102,231         104,216         101,576         49,192
    Accrued real estate taxes                             26,070         39,740          29,510          17,179         27,324
    Other liabilities (b)                                 88,811         84,835          62,753          58,432         47,949
    Distributions payable                                 38,922         38,933          39,513          15,223         30,412
                                                 ------------------------------------------------------------------------------
    Total liabilities                                  2,895,873      2,830,556       2,768,656       2,768,593      1,731,282

    Commitments and contingencies

    Minority interests
    Perpetual preferred units                             97,925         97,925          97,925          97,925        115,060
    Common units                                         112,637        115,190         118,119         121,734         44,507
    Other minority interests                              10,461         10,425           9,878           9,880              -
                                                 ------------------------------------------------------------------------------
    Total minority interests                             221,023        223,540         225,922         229,539        159,567

    Shareholders' equity
    Common shares of beneficial interest                     608            607             606             605            486
    Additional paid-in capital                         1,915,623      1,913,930       1,910,750       1,903,541      1,348,848
    Distributions in excess of net income               (295,074)      (273,609)       (236,954)       (224,533)      (361,973)
    Unearned restricted share awards                     (13,028)       (14,217)        (15,732)        (15,185)       (13,023)
    Employee notes receivable                             (2,078)        (2,087)         (2,084)         (3,097)             -
    Treasury shares, at cost                            (235,148)      (235,148)       (235,580)       (235,580)      (235,823)
                                                 ------------------------------------------------------------------------------
    Total shareholders' equity                         1,370,903      1,389,476       1,421,006       1,425,751        738,515
                                                 ------------------------------------------------------------------------------
    Total liabilities and shareholders' equity        $4,487,799     $4,443,572      $4,415,584      $4,423,883     $2,629,364
                                                 ==============================================================================




    (a) includes:
    net deferred charges of:                             $13,061        $13,757         $14,266         $13,386        $11,361
    value of in place leases of:                          $1,363        $10,561         $18,995         $29,186              -

    (b) includes:
    deferred revenues of:                                   $994         $1,120          $1,250          $1,704         $2,280
    above/below market leases of:                            $90           $889          $1,675          $2,537              -


    CAMDEN                                                                                                  PORTFOLIO STATISTICS


    -----------------------------------------------------------------------------------------------------------------------------
    (Unaudited)

    COMMUNITY PORTFOLIO AT DECEMBER 31, 2005 (in apartment homes)

                                            Summit    Non                                     Completed           Under
                                 CPT-"Same  -"Same    -"Same       Wholly-  Joint   Stablized   in       Total   Develop
                                  Property" Property" Property"(a) Owned   Venture  Operating Lease-up Operating  -ment   Total
                                  -----------------------------------------------------------------------------------------------
       Las Vegas, NV                  4,017        -       -       4,017   4,047      8,064      -       8,064        -    8,064
       D.C. Metro (b)                     -    2,330     552       2,882       -      2,882      -       2,882    1,996    4,878
       Los Angeles/Orange County, CA  1,232        -     538       1,770     421      2,191      -       2,191        -    2,191
       San Diego/Inland Empire, CA      424        -     422         846       -        846      -         846      350    1,196
       Dallas, TX                     7,479        -     424       7,903     456      8,359    284       8,643        -    8,643
       Tampa, FL                      4,865        -     770       5,635       -      5,635      -       5,635        -    5,635
       Houston, TX                    4,694        -     900       5,594   1,216      6,810      -       6,810      236    7,046
       Charlotte, NC                  1,659    1,557     785       4,001     492      4,493      -       4,493      145    4,638
       SE Florida                         -    1,463   1,057       2,520       -      2,520      -       2,520        -    2,520
       Atlanta, GA                        -    2,906     296       3,202       -      3,202      -       3,202        -    3,202
       Denver, CO                     2,209        -       -       2,209     320      2,529      -       2,529        -    2,529
       Orlando, FL                    2,252      270     774       3,296       -      3,296      -       3,296        -    3,296
       Raleigh, NC                        -    1,800     420       2,220     411      2,631      -       2,631      484    3,115
       St. Louis, MO                  2,123        -       -       2,123       -      2,123      -       2,123        -    2,123
       Phoenix, AZ                    1,441        -       -       1,441     992      2,433      -       2,433        -    2,433
       Corpus Christi, TX               632        -     778       1,410       -      1,410      -       1,410        -    1,410
       Louisville, KY                 1,448        -       -       1,448       -      1,448      -       1,448        -    1,448
       Austin, TX                     1,745        -     390       2,135       -      2,135      -       2,135        -    2,135
       Other                          1,116      352     821       2,289       -      2,289      -       2,289        -    2,289
                                     ------   ------  ------     -------  ------     ------  -----     -------   ------   -------

                   Total Portfolio   37,336   10,678   8,927      56,941   8,355     65,296    284      65,580    3,211   68,791

(a) Includes the following seven properties (2,956 apartment homes) held for sale and reported in discontinued operations: Camden Trails (264 apartment homes) and Camden Highlands (160 apartment homes) in Dallas, TX; Camden Live Oaks (770 apartments homes) in Tampa, FL; Camden Wilshire (536 apartment homes) in Houston, TX; Summit Brickell (405 apartment homes) in Miami, FL; and Camden Pass (456 apartment homes) and Camden View (365 apartment homes) in Tucson, AZ.


(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia. 464 apartment homes under development in Northern Virginia were held through a joint venture investment at December 31, 2005


    FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION                    WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (f)
---------------------------------------------------------------------------------------------------------------------------------

                                    Same Property     Operating          Incl. JVs at   Dec 31  Sep 30   Jun 30   Mar 31   Dec 31
                                   Communities (c)   Communities (d)    Pro Rata % (e)  (2005)  (2005)   (2005)   (2005)   (2004)
                                   ----------------------------------------------------------------------------------------------
       Las Vegas, NV                          9.6%            7.7%          8.9%        97.6%   97.2%    97.2%    97.2%    97.4%
       D.C. Metro                             9.9%            9.9%          9.6%        96.8%   96.5%    95.2%    93.5%    93.8%
       Los Angeles/Orange County, CA          4.9%            6.3%          6.3%        95.9%   94.9%    92.7%    94.7%    97.0%
       San Diego/Inland Empire, CA            2.0%            2.8%          2.7%        92.9%   95.6%    93.4%    90.7%    93.7%
       Dallas, TX                             9.6%            8.2%          8.1%        95.9%   95.5%    94.7%    91.6%    91.5%
       Tampa, FL                              8.7%            8.2%          7.9%        97.2%   96.4%    96.0%    96.3%    96.3%
       Houston, TX                            8.5%            8.0%          8.1%        96.6%   95.6%    94.4%    91.9%    90.3%
       Charlotte, NC                          5.6%            6.5%          6.4%        96.1%   96.2%    95.4%    93.8%    93.6%
       SE Florida                             5.3%            7.5%          7.3%        98.2%   97.0%    96.8%    96.1%    95.1%
       Atlanta, GA                            6.3%            5.7%          5.5%        94.9%   95.2%    93.0%    90.8%    91.2%
       Denver, CO                             4.9%            3.9%          4.2%        92.7%   94.8%    93.6%    91.4%    91.6%
       Orlando, FL                            5.6%            6.4%          6.2%        97.4%   97.1%    97.7%    98.5%    97.5%
       Raleigh, NC                            3.7%            3.5%          3.5%        94.5%   94.7%    94.5%    91.2%    91.4%
       St. Louis, MO                          3.8%            3.0%          2.9%        94.7%   95.5%    95.4%    91.7%    92.9%
       Phoenix, AZ                            3.3%            2.7%          2.9%        97.4%   96.6%    95.1%    95.8%    95.1%
       Corpus Christi, TX                     1.2%            2.4%          2.3%        96.6%   94.5%    94.8%    96.1%    95.7%
       Louisville, KY                         2.4%            1.9%          1.9%        95.9%   96.9%    93.7%    90.5%    90.2%
       Austin, TX                             2.1%            2.3%          2.3%        94.7%   95.8%    94.4%    94.2%    93.1%
       Other                                  2.6%            3.1%          3.0%        93.8%   95.2%    94.0%    94.0%    93.9%
                                            ------          ------        ------        -----   -----    -----    -----    -----
                   Total Portfolio          100.0%          100.0%        100.0%        96.2%   96.0%    95.2%    93.9%    93.8%



(c)  Camden and Summit same property communities

(d) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.

(e) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.

(f) Occupancy figures include apartment homes held through joint venture investments and communities acquired from Summit but exclude communities in lease-up or under development.


CAMDEN                                                                                                              COMPONENTS OF
                                                                                                    PROPERTY NET OPERATING INCOME
                                                                                      (In thousands, except property data amounts)
---------------------------------------------------------------------------------------------------------------------------------
(Unaudited)


                                           Apartment       Three Months Ended December 31,     Twelve Months Ended December 31,
Property Revenues                            Homes       2005          2004         Change    2005 (a)      (2004)        Change
                                          ----------  -------------------------------------   ------------------------------------
CPT-"Same Property" Communities (b)          37,336    $ 86,647      $81,748       $ 4,899     $338,483   $327,493      $ 10,990
Summit-"Same Property" Communities (b)       10,678      33,165            -        33,165      108,383          -       108,383
CPT Non-"Same Property" Communities (c)       3,266      10,725        6,828         3,897       32,120     22,698         9,422
Summit Non-"Same Property" Communities (c)    2,705       9,314            -         9,314       29,820          -        29,820
Development and Lease-Up Communities (d)      3,031         733            -           733          806          -           806
Dispositions / Other (e)                         -        1,805       10,260        (8,455)      14,478     41,342       (26,864)
                                           --------    --------      -------       -------     --------   --------      --------
     Total Property Revenues                 57,016    $142,389      $98,836       $43,553     $524,090   $391,533      $132,557

Property Expenses
CPT-"Same Property" Communities (b)          37,336    $ 35,757      $33,711        $2,046     $139,519   $134,925        $4,594
Summit-"Same Property" Communities (b)       10,678      11,129            -        11,129       36,317          -        36,317
CPT Non-"Same Property" Communities (c)       3,266       3,329        2,441           888       11,562      9,282         2,280
Summit Non-"Same Property" Communities (c)    2,705       3,005            -         3,005       10,811          -        10,811
Development and Lease-Up Communities (d)      3,031         398            -           398          548          -           548
Dispositions / Other (e)                         -         455        3,829         (3,374)       4,684     15,420       (10,736)
                                           --------    --------      -------       -------     --------   --------      --------
     Total Property Expenses                 57,016    $ 54,073      $39,981       $14,092     $203,441   $159,627       $43,814

Property Net Operating Income
CPT-"Same Property" Communities (b)          37,336    $ 50,890      $48,037       $ 2,853     $198,964   $192,568        $6,396
Summit-"Same Property" Communities (b)       10,678      22,036            -        22,036       72,066          -        72,066
CPT Non-"Same Property" Communities (c)       3,266       7,396        4,387         3,009       20,558     13,416         7,142
Summit Non-"Same Property" Communities (c)    2,705       6,309            -         6,309       19,009          -        19,009
Development and Lease-Up Communities (d)      3,031         335            -           335          258          -           258
Dispositions / Other (e)                          -       1,350        6,431        (5,081)      9,794     25,922        (16,128)
                                           --------    --------      -------       -------     --------   --------      --------
     Total Property Net Operating Income     57,016    $ 88,316      $58,855       $29,461     $320,649   $231,906      $ 88,743





Income from Discontinued Operations (f)                Three Months Ended December (31,)     Twelve Months Ended December (31,)
                                                             2005          2004                     2005            2004
                                                       ---------------------------------     ----------------------------------
Property Revenues                                           $6,747       $7,720                    $28,446       $30,501
Property Expenses                                            3,439        3,708                     14,576        14,520
                                                            ------       ------                    -------       -------
Property Net Operating Income                                3,308        4,012                     13,870        15,981
Depreciation and Amortization                                1,063        1,610                      7,122         8,214
Minority Interests                                              (4)       1,384                         44         1,540
                                                            ------       ------                    -------       -------
Income from Discontinued Operations                         $2,249       $1,018                    $ 6,704       $ 6,227



Notes:

(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale.

(c) Non-"Same Property" Communities are stabilized communities acquired or developed by Camden or Summit after January 1, 2004, excluding properties held for sale.

(d) Development and Lease-Up Communities are non-stabilized communities developed or acquired by Camden or Summit after January 1, 2004, excluding properties held for sale.

(e) Disposition Communities include those communities disposed of by Camden which are not classified as "Discontinued Operations". "Other" property revenues primarily relates to amortization of above and below market leases acquired in our merger with Summit.

(f) Represents operating results for communities, totalling 4,825 apartment homes, disposed of during 2004 and 2005 or held for sale at December 31, 2005

                                                                                                                  "SAME PROPERTY"
     CAMDEN                                                                                            FOURTH QUARTER COMPARISONS
                                                                                                                December 31, 2005
                                                                                     (In thousands, except property data amounts)
     ----------------------------------------------------------------------------------------------------------------------------
     (Unaudited)

                                               Revenues                              Expenses                      NOI
     Quarterly Results (a)           4Q05        4Q04        Growth         4Q05       4Q04      Growth   4Q05     4Q04   Growth
     -----------------------------------------------------------------------------------------------------------------------------
     Las Vegas, NV                  $ 10,642   $  9,850       8.0%      $3,628     $3,414       6.3%  $ 7,014    $ 6,436     9.0%
     D.C. Metro                        9,956      9,110       9.3%       2,727      2,435      12.0%    7,229      6,675     8.3%
     Los Angeles/Orange County, CA     5,001      4,802       4.1%       1,411      1,380       2.2%    3,590      3,422     4.9%
     San Diego/Inland Empire, CA       1,928      1,857       3.8%         458        636     (28.0%)   1,470      1,221    20.4%
     Dallas, TX                       14,509     13,845       4.8%       7,491      7,056       6.2%    7,018      6,789     3.4%
     Tampa, FL                        11,639     10,530      10.5%       5,317      4,800      10.8%    6,322      5,730    10.3%
     Houston, TX                      10,860     10,138       7.1%       4,626      4,357       6.2%    6,234      5,781     7.8%
     Charlotte, NC                     6,975      6,521       7.0%       2,902      2,652       9.4%    4,073      3,869     5.3%
     SE Florida                        5,862      5,259      11.5%       2,033      1,825      11.4%    3,829      3,434    11.5%
     Atlanta, GA                       7,381      6,908       6.8%       2,781      2,436      14.2%    4,600      4,472     2.9%
     Denver, CO                        5,489      5,499      (0.2%)      1,914      1,961      (2.4%)   3,575      3,538     1.0%
     Orlando, FL                       6,572      5,965      10.2%       2,501      2,288       9.3%    4,071      3,677    10.7%
     Raleigh, NC                       4,104      3,825       7.3%       1,407      1,200      17.3%    2,697      2,625     2.7%
     St. Louis, MO                     4,428      4,321       2.5%       1,676      1,694      (1.1%)   2,752      2,627     4.8%
     Phoenix, AZ                       3,607      3,339       8.0%       1,184      1,070      10.7%    2,423      2,269     6.8%
     Corpus Christi, TX                1,527      1,473       3.7%         672        571      17.7%      855        902    (5.2%)
     Louisville, KY                    2,813      2,583       8.9%       1,086      1,019       6.6%    1,727      1,564    10.4%
     Austin, TX                        3,312      3,143       5.4%       1,782      1,543      15.5%    1,530      1,600    (4.4%)
     Other                             3,207      3,300      (2.8%)      1,290      1,213       6.3%    1,917      2,087    (8.1%)
                                    --------   --------      -----     -------    -------    -------  -------    -------   -------
           Total Same Property      $119,812   $112,268       6.7%     $46,886    $43,550       7.7%  $72,926    $68,718     6.1%


                                   Apartment
                                   Homes         % of NOI                Average Occupancy (a)   Weighted Average Rental Rate (b)
     Quarterly Results (a)         Included     Contribution (a)     4Q05       4Q04      Change   4Q05        4Q04      Change
     ---------------------------------------------------------------------------------------------------------------------------
     Las Vegas, NV                     4,017          9.6%          97.7%      97.0%       0.7%   $  837     $  779        7.4%
     D.C. Metro                        2,330          9.9%          96.5%      93.7%       2.8%    1,398      1,332        5.0%
     Los Angeles/Orange County, CA     1,232          4.9%          97.5%      97.2%       0.3%    1,353      1,297        4.3%
     San Diego/Inland Empire, CA         424          2.0%          93.7%      94.5%      (0.8%)   1,522      1,459        4.3%
     Dallas, TX                        7,479          9.6%          96.0%      91.7%       4.3%      637        640       (0.5%)
     Tampa, FL                         4,865          8.7%          97.1%      96.5%       0.6%      753        690        9.2%
     Houston, TX                       4,694          8.5%          96.6%      90.1%       6.5%      745        753       (1.1%)
     Charlotte, NC                     3,216          5.6%          95.5%      93.9%       1.6%      715        694        3.0%
     SE Florida                        1,463          5.3%          98.0%      95.8%       2.2%    1,263      1,176        7.4%
     Atlanta, GA                       2,906          6.3%          95.1%      91.1%       4.0%      840        831        1.0%
     Denver, CO                        2,209          4.9%          92.3%      91.6%       0.7%      839        847       (1.0%)
     Orlando, FL                       2,522          5.6%          97.9%      98.0%      (0.1%)     825        749       10.0%
     Raleigh, NC                       1,800          3.7%          94.6%      91.4%       3.2%      756        755        0.1%
     St. Louis, MO                     2,123          3.8%          94.7%      92.9%       1.8%      704        699        0.7%
     Phoenix, AZ                       1,441          3.3%          97.5%      95.0%       2.5%      807        772        4.4%
     Corpus Christi, TX                  632          1.2%          96.6%      95.7%       0.9%      730        707        3.2%
     Louisville, KY                    1,448          2.4%          95.9%      90.2%       5.7%      631        620        1.8%
     Austin, TX                        1,745          2.1%          96.6%      93.1%       3.5%      607        601        0.9%
     Other                             1,468          2.6%          93.3%      93.3%       0.0%      749        738        1.4%
                                      ------        -----           -----      -----       ----   ------      -----       -----
           Total Same Property        48,014        100.0%          96.1%      93.6%       2.5%   $  811     $  785        3.3%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2004.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.




                                                                                                                   "SAME PROPERTY"
     CAMDEN                                                                                         SEQUENTIAL QUARTER COMPARISONS
                                                                                                                 December 31, 2005
                                                                                      (In thousands, except property data amounts)

     -----------------------------------------------------------------------------------------------------------------------------
     (Unaudited)

                                              Revenues                           Expenses                           NOI
     Quarterly Results (a)           4Q05       3Q05       Growth       4Q05       3Q05      Growth      4Q05       3Q05   Growth
     ----------------------------------------------------------------------------------------------------------------------------
     Las Vegas, NV                  $ 10,642    $ 10,509     1.3%    $ 3,628    $ 3,687      (1.6%)   $ 7,014    $ 6,822    2.8%
     D.C. Metro                        9,956       9,835     1.2%      2,727      2,689       1.4%      7,229      7,146    1.2%
     Los Angeles/Orange County, CA     5,001       4,804     4.1%      1,411      1,508      (6.4%)     3,590      3,296    8.9%
     San Diego/Inland Empire, CA       1,928       1,942    (0.7%)       458        754     (39.3%)     1,470      1,188   23.7%
     Dallas, TX                       14,509      14,241     1.9%      7,491      7,457       0.5%      7,018      6,784    3.4%
     Tampa, FL                        11,639      11,383     2.2%      5,317      4,967       7.0%      6,322      6,416   (1.5%)
     Houston, TX                      10,860      10,582     2.6%      4,626      4,753      (2.7%)     6,234      5,829    6.9%
     Charlotte, NC                     6,975       6,963     0.2%      2,902      2,811       3.2%      4,073      4,152   (1.9%)
     SE Florida                        5,862       5,737     2.2%      2,033      1,985       2.4%      3,829      3,752    2.1%
     Atlanta, GA                       7,381       7,369     0.2%      2,781      2,834      (1.9%)     4,600      4,535    1.4%
     Denver, CO                        5,489       5,694    (3.6%)     1,914      1,953      (2.0%)     3,575      3,741   (4.4%)
     Orlando, FL                       6,572       6,376     3.1%      2,501      2,505      (0.2%)     4,071      3,871    5.2%
     Raleigh, NC                       4,104       4,042     1.5%      1,407      1,431      (1.7%)     2,697      2,611    3.3%
     St. Louis, MO                     4,428       4,465    (0.8%)     1,676      1,775      (5.6%)     2,752      2,690    2.3%
     Phoenix, AZ                       3,607       3,561     1.3%      1,184      1,242      (4.7%)     2,423      2,319    4.5%
     Corpus Christi, TX                1,527       1,461     4.5%        672        718      (6.4%)       855        743   15.1%
     Louisville, KY                    2,813       2,859    (1.6%)     1,086      1,082       0.4%      1,727      1,777   (2.8%)
     Austin, TX                        3,312       3,252     1.8%      1,782      1,743       2.2%      1,530      1,509    1.4%
     Other                             3,207       3,277    (2.1%)     1,290      1,306      (1.2%)     1,917      1,971   (2.7%)
                                    --------    --------   -----     -------    -------    -------    -------    -------   -----
           Total Same Property      $119,812    $118,352     1.2%    $46,886    $47,200      (0.7%)   $72,926    $71,152    2.5%


                                   Apartment
                                   Homes           % of NOI              Average Occupancy (a)     Weighted Average Rental Rate (b)
     Quarterly Results (a)         Included      Contribution (a)    4Q05       3Q05      Change     4Q05       3Q05       Change
     ----------------------------------------------------------------------------------------------------------------------------
     Las Vegas, NV                     4,017           9.6%           97.7%      97.3%       0.4%    $  837    $   825      1.4%
     D.C. Metro                        2,330           9.9%           96.5%      96.4%       0.1%     1,398      1,376      1.6%
     Los Angeles/Orange County, CA     1,232           4.9%           97.5%      96.5%       1.0%     1,353      1,306      3.6%
     San Diego/Inland Empire, CA         424           2.0%           93.7%      96.3%      (2.6%)    1,522      1,500      1.4%
     Dallas, TX                        7,479           9.6%           96.0%      95.6%       0.4%       637        632      0.7%
     Tampa, FL                         4,865           8.7%           97.1%      96.6%       0.5%       753        740      1.7%
     Houston, TX                       4,694           8.5%           96.6%      95.7%       0.9%       745        736      1.2%
     Charlotte, NC                     3,216           5.6%           95.5%      95.8%      (0.3%)      715        711      0.6%
     SE Florida                        1,463           5.3%           98.0%      97.1%       0.9%     1,263      1,232      2.5%
     Atlanta, GA                       2,906           6.3%           95.1%      95.4%      (0.3%)      840        832      0.9%
     Denver, CO                        2,209           4.9%           92.3%      94.9%      (2.6%)      839        837      0.2%
     Orlando, FL                       2,522           5.6%           97.9%      97.1%       0.8%       825        802      2.8%
     Raleigh, NC                       1,800           3.7%           94.6%      94.5%       0.1%       756        748      1.1%
     St. Louis, MO                     2,123           3.8%           94.7%      95.5%      (0.8%)      704        697      0.9%
     Phoenix, AZ                       1,441           3.3%           97.5%      96.8%       0.7%       807        797      1.1%
     Corpus Christi, TX                  632           1.2%           96.6%      94.5%       2.1%       730        705      3.5%
     Louisville, KY                    1,448           2.4%           95.9%      96.9%      (1.0%)      631        627      0.7%
     Austin, TX                        1,745           2.1%           96.6%      95.8%       0.8%       607        606      0.1%
     Other                             1,468           2.6%           93.3%      95.5%      (2.2%)      749        738      1.5%
                                    --------       -------            ----       ----       -----    -----      ------    ------
           Total Same Property        48,014         100.0%           96.1%      96.0%       0.1%    $  811    $   800      1.3%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2004.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.


                                                                                                             "SAME PROPERTY"
     CAMDEN                                                                                         YEAR TO DATE COMPARISONS
                                                                                                           December 31, 2005
                                                                                (In thousands, except property data amounts)

     -----------------------------------------------------------------------------------------------------------------------------
     (Unaudited)
                                              Revenues                          Expenses                           NOI
     Year to Date Results (a)        2005       2004      Growth       2005       2004      Growth      2005       2004    Growth
     -----------------------------------------------------------------------------------------------------------------------------
     Las Vegas, NV                   $41,559    $38,106     9.1%    $14,028    $13,406       4.6%    $27,531    $24,700     11.5%
     D.C. Metro                       38,583     36,187     6.6%     10,553      9,674       9.1%     28,030     26,513      5.7%
     Los Angeles/Orange County, CA    19,029     18,839     1.0%      5,694      5,361       6.2%     13,335     13,478     (1.1%)
     San Diego/Inland Empire, CA       7,612      7,439     2.3%      2,558      2,638      (3.0%)     5,054      4,801      5.3%
     Dallas, TX                       56,586     56,282     0.5%     28,867     28,286       2.1%     27,719     27,996     (1.0%)
     Tampa, FL                        45,026     41,012     9.8%     19,815     18,946       4.6%     25,211     22,066     14.3%
     Houston, TX                      42,107     41,988     0.3%     18,424     17,806       3.5%     23,683     24,182     (2.1%)
     Charlotte, NC                    27,240     26,093     4.4%     11,045     10,570       4.5%     16,195     15,523      4.3%
     SE Florida                       22,662     20,617     9.9%      7,678      6,964      10.3%     14,984     13,653      9.7%
     Atlanta, GA                      28,862     27,821     3.7%     10,732      9,881       8.6%     18,130     17,940      1.1%
     Denver, CO                       22,294     22,528    (1.0%)     7,591      7,505       1.1%     14,703     15,023     (2.1%)
     Orlando, FL                      25,294     23,517     7.6%      9,648      9,210       4.8%     15,646     14,307      9.4%
     Raleigh, NC                      15,923     15,551     2.4%      5,562      4,996      11.3%     10,361     10,555     (1.8%)
     St. Louis, MO                    17,687     17,699    (0.1%)     6,756      6,645       1.7%     10,931     11,054     (1.1%)
     Phoenix, AZ                      14,046     13,290     5.7%      4,759      4,616       3.1%      9,287      8,674      7.1%
     Corpus Christi, TX                5,966      5,827     2.4%      2,565      2,286      12.2%      3,401      3,541     (4.0%)
     Louisville, KY                   10,989     10,685     2.8%      4,277      4,075       5.0%      6,712      6,610      1.5%
     Austin, TX                       12,920     12,809     0.9%      6,750      6,406       5.4%      6,170      6,403     (3.6%)
     Other                            12,796     12,925    (1.0%)     5,115      4,891       4.6%      7,681      8,034     (4.4%)
                                    --------   --------   ------   --------   --------    ------    --------   --------    ------
           Total Same Property      $467,181   $449,215     4.0%   $182,417   $174,162       4.7%   $284,764   $275,053      3.5%

                                   Apartment
                                   Homes         % of NOI               Average Occupancy (a)    Weighted Average Rental Rate (b)
     Year to Date Results (a)      Included      Contribution (a)    2005       2004   Change    2005       2004       Change
     ----------------------------------------------------------------------------------------------------------------------------
     Las Vegas, NV                     4,017      9.7%           97.5%      96.5%       1.0%  $   818    $   755         8.3%
     D.C. Metro                        2,330      9.8%           95.5%      94.1%       1.4%    1,369      1,315         4.1%
     Los Angeles/Orange County, CA     1,232      4.7%           95.4%      95.4%       0.0%    1,316      1,285         2.4%
     San Diego/Inland Empire, CA         424      1.8%           94.8%      94.3%       0.5%    1,491      1,445         3.2%
     Dallas, TX                        7,479      9.7%           94.6%      93.2%       1.4%      636        639        (0.5%)
     Tampa, FL                         4,865      8.8%           96.6%      94.6%       2.0%      731        684         6.8%
     Houston, TX                       4,694      8.3%           94.9%      92.8%       2.1%      739        752        (1.6%)
     Charlotte, NC                     3,216      5.7%           95.1%      94.4%       0.7%      706        688         2.6%
     SE Florida                        1,463      5.3%           97.2%      96.1%       1.1%    1,224      1,149         6.6%
     Atlanta, GA                       2,906      6.4%           93.9%      92.4%       1.5%      834        819         1.8%
     Denver, CO                        2,209      5.1%           93.2%      93.1%       0.1%      838        841        (0.3%)
     Orlando, FL                       2,522      5.5%           97.8%      96.0%       1.8%      792        748         5.8%
     Raleigh, NC                       1,800      3.6%           93.7%      92.4%       1.3%      756        758        (0.2%)
     St. Louis, MO                     2,123      3.8%           94.3%      94.3%       0.0%      697        695         0.4%
     Phoenix, AZ                       1,441      3.3%           96.5%      95.0%       1.5%      790        764         3.4%
     Corpus Christi, TX                  632      1.2%           95.5%      95.3%       0.2%      719        693         3.6%
     Louisville, KY                    1,448      2.4%           94.3%      92.8%       1.5%      625        614         1.7%
     Austin, TX                        1,745      2.2%           95.2%      94.5%       0.7%      605        598         1.2%
     Other                             1,468      2.7%           94.9%      94.1%       0.8%      741        732         1.3%
                                     -------   ------          ------      -----       ----    ------     ------      -------
           Total Same Property        48,014    100.0%           95.4%      94.1%       1.3%  $   798     $  778         2.7%


(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2004.

(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.



CAMDEN                                                                                                  JOINT VENTURE OPERATIONS
                                                                      (In thousands, except per share and property data amounts)

--------------------------------------------------------------------------------------------------------------------------------
Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
                                                Three Months Ended                                 Twelve Months Ended
                                                    December 31,                                       December 31,
                                            -----------------------------                 ----------------------------------
OPERATING DATA (a)                            2005 (b)           (2004)                            2005 (b)          (2004)
                                            -----------------------------                 ----------------------------------
Property Revenues
Rental revenues                                $ 4,673          $  2,051                          $ 16,446         $  7,933
Other property revenues                            433               188                             1,561              787
                                            -----------------------------                 ----------------------------------
   Total property revenues                       5,106             2,239                            18,007            8,720

Property Expenses
Property operating and maintenance               1,492               766                             5,287            2,845
Real estate taxes                                  419               136                             1,465              529
                                            -----------------------------                 ----------------------------------
   Total property expenses                       1,911               902                             6,752            3,374

Net Operating Income (NOI)                       3,195             1,337                            11,255            5,346

Other expenses
Interest                                         1,691               699                             5,861            2,812
Depreciation and amortization                    1,107               535                             4,392            2,160
Other (includes debt prepayment penalties)          41                 6                             2,118               18
                                            -----------------------------                 ----------------------------------
   Total other expenses                          2,839             1,240                            12,371            4,990

Gain on sale of properties, net                 11,165                 -                            11,165                -
                                            -----------------------------                 ----------------------------------

Equity in income of joint ventures             $11,521          $     97                          $ 10,049         $    356
                                            =============================                 ==================================



                                               Dec 31,          Sept 30,          Jun 30,          Mar 31,          Dec 31,
                                                  2005              2005             2005             2005             2004
                                            --------------------------------------------------------------------------------
BALANCE SHEET DATA (c)
Real estate assets, net                       $659,834          $708,864         $708,611         $707,342         $241,215
Cash and other assets, net                      14,146            16,300           21,475           15,267            3,475
                                            --------------------------------------------------------------------------------
   Total assets                               $673,980          $725,164         $730,086         $722,609         $244,690

Notes payable                                 $559,323          $618,656         $538,279         $533,702         $199,114
Notes payable due to Camden                     11,916            11,505           11,108           10,729           10,367
Other liabilities                               10,149            10,617            9,736            5,880            2,907
                                            --------------------------------------------------------------------------------
   Total liabilities                          $581,388          $640,778         $559,123         $550,311         $212,388

Members' equity                                 92,592            84,386          170,963          172,298           32,302
                                            --------------------------------------------------------------------------------
   Total liabilities and members' equity      $673,980          $725,164         $730,086         $722,609         $244,690

Company's equity investment                     $6,096            $6,937          $11,830          $11,985         $  9,641
Distributions in excess of investment
   in joint ventures                          ($17,407)         ($19,762)         ($8,496)         ($7,971)        $      0

Company's pro-rata share of debt              $121,526          $134,057         $117,934         $116,974         $ 47,170



PROPERTY DATA (c)
Total operating properties (end of period)          30                33               33               33               17
Total operating apartment homes
   (end of period)                               8,355             9,784            9,784            9,784            4,547
Pro rata share of operating apartment homes
  (end of period)                                1,812             2,113            2,113            2,113            1,005
Total development properties (end of period)         1                 1                1                1                1
Total development apartment homes
  (end of period)                                  464               464              464              464              464
Pro rata share of development apartment homes
  (end of period                                    93                93               93               93               93



(a)  Operating data represents Camden's pro-rata share of revenues and expenses.

(b) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(c)  Balance sheet and property data reported at 100%.



    CAMDEN                                                                                                    DEVELOPMENT PIPELINE
----------------------------------------------------------------------------------------------------------------------------------
    (Unaudited)

 DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2005 ($ in millions)

                                                                                Estimated/Actual Dates for
                              Total    Total     Cost         Construction Initial   Construction Stabilized    As of 01/29/06
 Completed Communities        Homes   Budget    to Date          Start    Occupancy   Completion  Operations % Leased % Occupied
 -------------------------------------------------------------------------------------------------------------------------------
  1. Camden Farmers Market II     284   $ 31.7    $ 29.4         1Q04        2Q05        3Q05        2Q06       67%       62%
     Dallas, TX

                                                                                Estimated/Actual Dates for
                                Total  Total     Cost      Amount Construction Initial  Construction Stabilized   As of 01/29/06
 Development Communities        Homes  Budget    to Date   in CIP    Start    Occupancy  Completion  Operations % Leased % Occupied
 ----------------------------------------------------------------------------------------------------------------------------------
 IN LEASE-UP
  2. Camden Fairfax Corner        488   $ 82.0    $ 71.1   $ 54.0    4Q03        3Q05        4Q06        2Q07       28%       26%
     Fairfax, VA
  3. Camden Manor Park            484     52.0      41.0     28.9    2Q04        4Q05        4Q06        3Q07       14%       11%
     Raleigh, NC

 UNDER CONSTRUCTION
  4. Camden Dilworth              145     18.0      14.1     14.1    4Q04        1Q06        2Q06        4Q06
     Charlotte, NC
  5. Camden Clearbrook            297     45.0      23.9     23.9    4Q04        2Q06        4Q06        3Q07
     Frederick, MD
  6. Camden Royal Oaks            236     22.0       8.0      8.0    2Q05        1Q06        3Q06        3Q07
     Houston, TX
  7. Camden Old Creek             350     98.0      57.9     57.9    1Q05        3Q06        2Q07        4Q07
     San Marcos, CA
  8. Camden Monument Place        368     64.0      26.3     26.3    1Q05        3Q06        2Q07        1Q08
     Fairfax, VA
  9. Camden Potomac Yards         379    110.0      28.7     28.7    1Q05        4Q06        3Q07        2Q08
     Arlington County, VA      ------   ------    ------   -------

 Total Development Communities  2,747   $491.0    $271.0   $241.8

 Additional land held for development (a)                   131.2
                                                           ------
 Total Properties Under Development (per Balance Sheet)    $373.0
                                                           ======




 NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                                      Total Cost     4Q05 NOI
                                                                                      ----------     --------
 Development Communities stabilized at quarter end                                         $32.7       $0.9
 Completed Communities in lease-up                                                          29.4        0.0
 Development Communities under construction                                                271.0        0.3
     Total Development NOI Contribution                                                   $333.1       $1.2


(a)  Please refer to the pre-development pipeline summary on page 17.

 JOINT VENTURE DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2005 ($ in millions)

                                                                              Estimated/Actual Dates for
 Joint Venture             Total     Total     Cost     Amount Construction Initial   Construction Stabilized    As of 01/29/06
 Development Communities   Homes    Budget    to Date   in CIP    Start    Occupancy   Completion  Operations % Leased  % Occupied
 ---------------------------------------------------------------------------------------------------------------------------------
 IN LEASE-UP
  1. Camden Westwind (b)     464     $69.1     $66.8     $29.7   1Q04        1Q05        2Q06        2Q07       31%       29%
        Ashburn, VA        -----    ------    ------    ------


 Total Joint Venture
   Development Communities   464     $69.1     $66.8     $29.7


(b) Subsequent to quarter-end, the Company acquired the remaining joint venture membership interest in Camden Westwind.





Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                            PRE-DEVELOPMENT PIPELINE
                                                                                                      & LAND HELD FOR SALE
--------------------------------------------------------------------------------------------------------------------------
(Unaudited)


PRE-DEVELOPMENT PIPELINE AS OF DECEMBER 31, 2005 ($ in millions)

                                                                                Potential
                                                                                Apartment                      Total
      Location                                                      Acres         Homes       Cost to Date Estimated Cost
      -------------------------------------------------------------------------------------------------------------------
      D.C. Metro                                                     35.5           1,381         $62.4        $240.0
      Orlando                                                         9.4             253           8.4          40.0
      Southeast Florida                                               1.7             369           5.5          80.0
      Dallas                                                          4.6             306           7.9          50.0
      Houston                                                        56.0           2,120          47.0         250.0
                                                                   ------          ------        ------       -------
      Total Pre-Development: (a)                                    107.2           4,429        $131.2        $660.0

(a) Pre-development pipeline includes some acreage which may be developed or sold for non-multifamily uses.




LAND HELD FOR SALE AS OF DECEMBER 31, 2005 ($ in millions)

                                                                                              Current
      Location                                                                   Acres            Book Value
      -------------------------------------------------------------------------------------------------------
      Southeast Florida                                                            3.1                 $ 8.1
      Los Angeles/Orange County                                                    2.1                   9.6
      Dallas                                                                       7.0                   8.2
                                                                                 -----                 -----
      Total Land Parcels Held For Sale:                                           12.2                 $25.9





Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN                                                                                             MEZZANINE FINANCING SUMMARY
------------------------------------------------------------------------------------------------------------------------------
(Unaudited)


MEZZANINE FINANCING AS OF DECEMBER 31, 2005 ($ in thousands)

                                                                                                12/31/05         09/30/05
                                                                                    Total         Note             Note
Location                          Current Property Type           Current Status    Homes        Balance          Balance
-----------------------------------------------------------------------------------------------------------------------------
Dallas/Fort Worth, TX             Multifamily                     Stabilized             618        $ 6,922          $10,520
Ashburn, VA                       Multifamily                     Development            464         11,916           11,505
Tampa, FL                         Multifamily                     Stabilized               -              -            5,008
Houston, TX                       Multifamily                     Predevelopment           -          3,855            3,855
Atlanta, GA                       Multifamily                     Stabilized               -              -            3,000
Austin, TX                        Multifamily                     Stabilized             296          2,484            2,482
                                                                                      ------       --------        ---------
Total Mezzanine Financing Volume:                                                      1,378        $25,177          $36,370

Weighted Average Interest Rate Recognized:                                                            11.1%            11.4%

     CAMDEN                                                                                           ACQUISITIONS & DISPOSITIONS
     ----------------------------------------------------------------------------------------------------------------------------
     (Unaudited)
2005 ACQUISITION/DISPOSITION ACTIVITY
                                                                                         Apartment
     Acquisitions                         Location                 Property Type           Homes        Year Built    Closing Date
     ------------                         --------                 -------------           -----        ----------    ------------
     1. Camden World Gateway              Orlando, FL              Multifamily              408            2000        09/21/05
     2. Camden Gaines Ranch               Austin, TX               Multifamily              390            1997        10/04/05

     TOTAL ACQUISITION VOLUME:                  $101.5 million                       798 apartment homes

                                                                                         Apartment
     Dispositions                         Location                 Property Type       Homes/Acreage    Year Built    Closing Date
     ------------                         --------                 -------------       -------------    ----------    ------------
     1. Camden Greens                     Henderson, NV            Multifamily              432            1990        01/27/05
     2. Camden Ybor City                  Tampa, FL                Multifamily              454            2002        04/13/05
     3. Farmers Market Acreage            Dallas, TX               Undeveloped Land      1.1 Acres          N/A        07/01/05
     4. Summit Lenox                      Atlanta, GA              Multifamily              431            1965        07/13/05
     5. Farmers Market Acreage            Dallas, TX               Undeveloped Land      1.1 Acres          N/A        09/06/05
     6. Farmers Market Acreage            Dallas, TX               Undeveloped Land      2.0 Acres          N/A        11/21/05
     7. Camden Trails Acreage             Dallas, TX               Undeveloped Land      5.7 Acres          N/A        11/21/05
     8. Andrau Acreage                    Houston, TX              Undeveloped Land      9.9 Acres          N/A        12/06/05

     Total Disposition Volume:                  $136.9 million                       1,317 apartment homes
                                                                                     19.8 acres of undeveloped land

                                                                                         Apartment
     Dispositions to Joint Ventures       Location                 Property Type           Homes        Year Built    Closing Date
     ------------------------------       --------                 -------------           -----        ----------    ------------
     1. Camden Addison                    Addison, TX              Multifamily              456            1996        03/18/05
     2. Camden Holly Springs              Houston, TX              Multifamily              548            1999        03/18/05
     3. Camden Park                       Houston, TX              Multifamily              288            1995        03/18/05
     4. Camden Sugar Grove                Stafford, TX             Multifamily              380            1997        03/18/05
     5. Camden Fountain Palms             Peoria, AZ               Multifamily              192          1986/1996     03/18/05
     6. Camden Pecos Ranch                Chandler, AZ             Multifamily              272            2001        03/18/05
     7. Camden Sierra                     Peoria, AZ               Multifamily              288            1997        03/18/05
     8. Camden Towne Center               Glendale, AZ             Multifamily              240            1998        03/18/05
     9. Camden Parkside                   Fullerton, CA            Multifamily              421            1972        03/18/05
     10.Camden Pines                      Las Vegas, NV            Multifamily              315            1997        03/18/05
     11.Camden Summit                     Henderson, NV            Multifamily              234            1995        03/18/05
     12.Camden Tiara                      Las Vegas, NV            Multifamily              400            1996        03/18/05

     Total Cash Proceeds to Camden:             $369.3 million                       4,034 apartment homes



2005 JOINT VENTURE DISPOSITION ACTIVITY

                                                                                         Apartment
     Dispositions                         Location                 Property Type           Homes        Year Built    Closing Date
     ------------                         --------                 -------------           -----        ----------    ------------
     1. Oasis Suites                      Las Vegas, NV            Multifamily              409            1988        12/01/05
     2. Oasis Heritage                    Las Vegas, NV            Multifamily              720            1986        12/01/05
     3. Summit Green                      Charlotte, NC            Multifamily              300            1995        12/14/05

     Total Disposition Volume:                  $107.8 million                       1,429 apartment homes
     Pro-Rata Share of Disposition Volume:       $22.9 million                       301 apartment homes




     TOTAL PRO RATA DISPOSITION VOLUME:         $529.1 million                       5,652 apartment homes
                                                                                     19.8 acres of undeveloped land

 CAMDEN                                                                                                              DEBT ANALYSIS
                                                                                      (In thousands, except property data amounts)
 ----------------------------------------------------------------------------------------------------------------------------------
 (Unaudited)

 DEBT MATURITIES AS OF DECEMBER 31, 2005: (a)

                                                Future Scheduled Repayments                                       Weighted Average
                                -------------------------------------------------------------    Percent          Interest Rate on
 Year                                    Amortization            Maturities            Total     of Total           Maturing Debt
 ---------------------------------------------------------------------------------------------------------------------------------
 2006                                        $ 13,584            $  200,000       $  213,584             8.1%           6.8%
 2007                                          13,356               219,572          232,928             8.9%           5.7%
 2008                                          11,777               188,879          200,656             7.6%           4.8%
 2009                                           7,860               190,324          198,184             7.5%           5.0%
 2010                                           7,119               445,677          452,796            17.2%           5.1%
 2011                                           4,314               244,233          248,547             9.4%           6.5%
 2012                                           3,307               269,541          272,848            10.4%           5.7%
 Thereafter                                    60,815               501,733          562,548            21.4%           5.0%
                                             --------            ----------       ----------          ------          ------
            Total Maturing Debt              $122,132            $2,259,959       $2,382,091            90.5%           5.5%

 Unsecured Line of Credit                          0                251,000          251,000             9.5%           4.6%
                                             --------            ----------       ----------          ------          ------
                     Total Debt              $122,132            $2,510,959       $2,633,091           100.0%           5.4%

 Weighted Average Maturity of Debt                                6.1 Years (excluding line of credit)


                                                                                 Weighted Average
 FLOATING vs. FIXED RATE DEBT:                         Balance    % of Total      Interest Rate
                                                  ------------------------------------------------
           Floating rate debt                         $347,909      13.2%             4.5%
           Fixed rate debt                          2,285,182       86.8%             5.5%
                Total                               $2,633,091      100.0%            5.4%

                                                                                 Weighted Average
 SECURED vs. UNSECURED DEBT:                           Balance    % of Total      Interest Rate
                                                  ------------------------------------------------
           Unsecured debt                           $2,007,164      76.2%             5.6%
           Secured debt                               625,927       23.8%             4.8%
                Total                               $2,633,091      100.0%            5.4%

                                                                                 Weighted Average
 SECURED DEBT DETAIL:                                  Balance    % of Total      Interest Rate
                                                  ------------------------------------------------
           Coventional fixed-rate mortgage debt       $522,358      83.4%             4.9%
           Coventional floating-rate mortgage debt       6,900       1.1%             5.9%
           Tax exempt fixed rate debt                    6,660       1.1%             7.3%
           Tax exempt variable rate debt               90,009       14.4%             3.9%
                Total                                 $625,927      100.0%            4.8%

 REAL ESTATE ASSETS: (b)                           Total Homes    % of Total          Total Cost        % of Total
                                                  -------------------------------------------------------------------------
           Unencumbered real estate assets              49,783      83.0%             $4,007,059           78.8%
           Encumbered real estate assets               10,189       17.0%             1,074,992            21.2%
                Total                                   59,972      100.0%            $5,082,051          100.0%

                                          ---------------------------------------------------------------------------------
                                                      Ratio of unencumbered assets at cost to unsecured debt is 2.0 times
                                          ---------------------------------------------------------------------------------



 UNCONSOLIDATED, NON-RECOURSE DEBT:
           Pro-Rata Share of Debt                                            $121,526
           Weighted Average Interest Rate                                        5.6%



(a) Debt maturities exclude unsecured line of credit, which after all extensions matures in January 2011. In January 2006, Camden amended and extended its existing unsecured line of credit.

(b) Real estate assets include communities under development and exclude communities held through joint ventures.


      CAMDEN                                                                                           DEBT COVENANT ANALYSIS
                                                                                                            December 31, 2005

      -----------------------------------------------------------------------------------------------------------------------
      (Unaudited)


      UNSECURED LINE OF CREDIT (a)


      Covenant (b)                                               Required              Actual (c)             Compliance
                                                                 --------------     ------------------    -------------------
      Total Consolidated Debt to Gross Asset Value                 < 60%                   52%                   Yes

      Secured Debt to Gross Asset Value                            < 40%                   12%                   Yes

      Consolidated EBITDA to Total Fixed Charges                   > 150%                 196%                   Yes

      Unencumbered Adjusted NOI to Unsecured Interest Expense      > 200%                 240%                   Yes


      SENIOR UNSECURED NOTES

      Covenant (b)                                               Required              Actual (c)             Compliance
                                                                 --------------     ------------------    -------------------
      Total Consolidated Debt to Total Asset Value                 < 60%                   51%                   Yes

      Total Secured Debt to Total Asset Value                      < 40%                   12%                   Yes

      Total Unencumbered Asset Value to Total Unsecured Debt       > 150%                 204%                   Yes

      Consolidated Income Available for Debt Service to Total      > 150%                 231%                   Yes
      Annual Service Charges


(a) In January 2006, Camden amended and extended its existing unsecured line of credit. The above covenants reflect the amended line of credit.

(b) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(c) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN                                                                                           CAPITALIZED EXPENDITURES
                                                                                                    & MAINTENANCE EXPENSE
                                                                                          (in thousands except unit data)

----------------------------------------------------------------------------------------------------------------------------


(unaudited)
                                                                   Fourth Quarter 2005 (a)(b)
                                           ---------------------------------------------------------------------------------
                                                Capitalized                                          Expensed
                                           ----------------------------------------------------     ------------------------
                                             Weighted Average
  Item                                        Useful Life (c)            Total      Per Unit           Total     Per Unit
  ------------------------------------     ----------------------------------------------------     ------------------------
  Interiors
  Floor coverings                                5.3 years                 $2,484          $43             $882         $15
  Appliances                                     9.3 years                    482            8              157           3
  Painting                                           -                          -            -            1,637          29
  Cabinetry/Countertops                         10.0 years                    264            5                -           -
  Other                                          9.5 years                    123            2              656          11
  Exteriors
  Painting                                       5.0 years                  1,051           18                -           -
  Carpentry                                     10.0 years                    589           10                -           -
  Landscaping                                    6.2 years                    616           11            2,492          44
  Roofing                                       20.0 years                    565           10               37           1
  Site Drainage                                 10.0 years                    183            3                -           -
  Fencing/Stair                                 10.0 years                    320            6                -           -
  Other (d)                                      8.6 years                    392            7            3,076          54
  Common Areas
  Mech., Elec., Plumbing                         9.8 years                    623           11              660          12
  Parking/Paving                                 5.0 years                    338            6                -           -
  Pool/Exercise/Facility                         7.9 years                    705           12              254           4
                                                                      -------------------------     ------------------------
                                                                      -------------------------     ------------------------
                                                                           $8,735         $153           $9,851        $172

  Weighted Average Apartment Homes                                                      57,120                       57,120




                                                                  Year-to-Date 2005 (a)(b)(e)
                                           ---------------------------------------------------------------------------------
                                                Capitalized                                          Expensed
                                           ----------------------------------------------------     ------------------------
                                             Weighted Average
  Item                                        Useful Life (c)            Total      Per Unit           Total     Per Unit
  ------------------------------------     ----------------------------------------------------     ------------------------
  Interiors
  Floor coverings                                5.3 years                $10,160         $185           $3,322         $60
  Appliances                                     9.3 years                  1,956           36              591          11
  Painting                                           -                          -            -            6,031         110
  Cabinetry/Countertops                         10.0 years                    914           17                -           -
  Other                                          9.5 years                  1,270           23            1,187          22
  Exteriors
  Painting                                       5.0 years                  2,895           53                -           -
  Carpentry                                     10.0 years                  3,184           58                -           -
  Landscaping                                    6.2 years                  1,650           30            9,959         181
  Roofing                                       20.0 years                  2,586           47              175           3
  Site Drainage                                 10.0 years                    440            8                -           -
  Fencing/Stair                                 10.0 years                    850           15                -           -
  Other (d)                                      8.6 years                  3,425           62           11,459         208
  Common Areas
  Mech., Elec., Plumbing                         9.8 years                  2,379           43            2,597          47
  Parking/Paving                                 5.0 years                  1,481           27                -           -
  Pool/Exercise/Facility                         7.9 years                  2,827           51            1,187          22
                                                                      -------------------------     ------------------------
                                                                          $36,017         $654          $36,508        $663

  Weighted Average Apartment Homes                                                      55,056                       55,056



(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $699 and $2,632 for the three and twelve months ended December 31, 2005. Maintenance expenses for discontinued operations were $427 and $2,219 for the same periods.

(b) Excludes non-recurring capitalized expenses totaling $1,075 for the three and twelve months ended December 31, 2005 related to rebranding a portion of the Summit portfolio, and $741 and $2,339 for the twelve months ended December 31, 2005 related to technology upgrades for the OneSite property management system rollout for the Summit portfolio, and expenditures related to costs to cure storm damage, respectively.

(c) of capitalized expenses for the three and twelve months ended December 31, 2005

(d) Includes in part the following items: site/building repair, masonry/plaster, and general conditions

(e) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

CAMDEN                                                                                             2006 Financial Outlook
                                                                                                   as of February 1, 2006
--------------------------------------------------------------------------------------------------------------------------

(Unaudited)

2005 Reported FFO, Adjusted for Non-Routine Items
--------------------------------------------------------------------------------------------------------------------------

                                                                                 Total                   Per Share
                                                                                 -----                   ---------
2005 Reported FFO                                                             $195,290                       $3.47
Adjustments for non-routine items:
Less: Sale of technology investments                                           (24,206)                      (0.43)
Less: Amortization of Summit above and below market leases                      (2,763)                      (0.05)
Plus: Transaction compensation and merger expenses                              14,085                        0.25
Plus: Joint venture prepayment penalties and preferred redemption charges        2,388                        0.04
                                                                             ---------                    --------
2005 FFO adjusted for non-routine items                                       $184,794                       $3.28

2005 Fully Diluted Shares Outstanding - FFO                                                                 56,313


2006 Financial Outlook
--------------------------------------------------------------------------------------------------------------------------

Earnings Guidance - Per Diluted Share
Expected net income per share - diluted                                                         $0.82 to $1.02
Expected real estate depreciation                                                                    $2.49
Expected adjustments for unconsolidated joint ventures                                               $0.05
Expected income allocated to common units                                                            $0.09
                                                                                                     -----
Expected FFO per share - diluted                                                                $3.45 to $3.65

"Same Property" Communities
Revenue Growth                                                                                  4.25% to 5.25%
Expense Growth                                                                                  4.00% to 5.00%
Net Operating Income Growth                                                                     4.00% to 6.00%
Physical Occupancy                                                                                    95%
? Impact from 1.0% change in NOI Growth is $0.05 / share

Acquisitions/Dispositions
Dispositions (Held for Sale at 12/31/05)                                                         $275 to $300 million
Future Dispositions Volume                                                                       $200 to $300 million
Future Acquisitions Volume                                                                       $200 to $300 million

Development
Development Starts (100% owned)                                                                  $200 to $300 million
Development Starts (joint venture)                                                               $150 to $200 million
2006 Projected Development FFO dilution                                                            $4 to $  5 million

Non-Property Income
Non-Property Income, Net                                                                      $12 to $14 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Gain on Sale of Undeveloped Land                                                                  $10 million

Corporate Expenses
General and Administrative and Property Management Expense Growth                                    6.0%

Debt
Capitalized Interest                                                                              $22 million
Expensed Interest                                                                                $125 million
LIBOR                                                                                            4.5% to 5.25%


Note: Please refer to pages 24 and 25 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.



     CAMDEN                                                                                          NON-GAAP FINANCIAL MEASURES
                                                                                                   DEFINITIONS & RECONCILIATIONS
                                                                                        (In thousands, except per share amounts)

--------------------------------------------------------------------------------------------------------------------------------

     (Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



     FFO

The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from of depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                                                     Three Months Ended               Twelve Months Ended
                                                                        December 31,                     December 31,
                                                                -----------------------------    ------------------------------
                                                                     2005          2004               2005           2004
                                                                -----------------------------    ------------------------------
       Net income                                                      $12,887       $18,492           $199,086        $41,341
       Real estate depreciation and amortization from
         continuing operation                                           45,088        23,742            161,655         96,125
       Real estate depreciation from discontinued operations             1,063         1,610              7,122          8,214
       Adjustments for unconsolidated joint ventures                     1,049           527              4,298          2,097
       Income from continuing operations allocated to common units         550           798              2,471          2,720
       Income from discontinued operations allocated to common units        (4)        1,384                 44          1,540
       (Gain) on sale of operating properties                                -             -           (132,117)             -
       (Gain) on sale of discontinued operations                             -        (8,368)           (36,104)        (8,368)
       (Gain) on sale of joint venture properties                      (11,165)            -            (11,165)             -
                                                                -----------------------------    ------------------------------
          Funds from operations - diluted                              $49,468       $38,185           $195,290       $143,669
                                                                =============================    ==============================

     Weighted average number of common and
     common equivalent shares outstanding:
     EPS diluted                                                        56,869        42,622             56,313         42,426
     FFO diluted                                                        58,741        44,497             56,313         44,302

      Net income per common share - diluted                              $0.23         $0.43              $3.58          $0.98
      FFO per common share - diluted                                     $0.84         $0.86              $3.47          $3.24

     Expected FFO

     Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected
     FFO per diluted share is provided below:


                                                                         1Q06 Range                       2006 Range
                                                                           Low          High                Low           High
                                                                -----------------------------    ------------------------------

     Expected net income per share - diluted                             $0.16         $0.24              $0.82          $1.02
     Expected real estate depreciation                                    0.63          0.63               2.49           2.49
     Expected adjustments for unconsolidated joint ventures               0.01          0.01               0.05           0.05
     Expected income allocated to common units                            0.02          0.02               0.09           0.09
     Expected (gain) on sale of properties held in joint ventures         0.00          0.00               0.00           0.00
     Expected (gain) on sale of properties and
        properties held for sale                                          0.00          0.00               0.00           0.00
                                                                -----------------------------    ------------------------------

     Expected FFO per share - diluted                                    $0.82         $0.90              $3.45          $3.65







Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.



     CAMDEN                                                                                          NON-GAAP FINANCIAL MEASURES
                                                                                                   DEFINITIONS & RECONCILIATIONS
                                                                                        (In thousands, except per share amounts)

--------------------------------------------------------------------------------------------------------------------------------

     (Unaudited)

     Net Operating Income (NOI)

     NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                                                     Three Months Ended               Twelve Months Ended
                                                                        December 31,                     December 31,
                                                                -----------------------------    ------------------------------
                                                                     2005          2004               2005           2004
                                                                -----------------------------    ------------------------------
     Net income                                                        $12,887       $18,492           $199,086        $41,341
     Fee and asset management                                           (1,983)       (2,548)           (12,912)        (9,187)
     Sale of technology investments                                         (7)            -            (24,206)          (863)
     Interest and other income                                            (972)       (3,938)            (7,373)       (11,074)
     Property management expense                                         4,795         3,412             16,145         11,924
     Fee and asset management expense                                    1,898         1,011              6,897          3,856
     General and administrative expense                                  6,828         6,136             24,845         18,536
     Transaction compensation and merger expenses                            -             -             14,085              -
     Impairment provisions on technology investments                       130             -                130              -
     Interest expense                                                   30,132        19,513            111,548         79,214
     Amortization of deferred financing costs                              867           447              3,739          2,697
     Amortization of acquired in place leases                           10,172             -             32,333              -
     Depreciation and amortization                                      35,515        24,274            131,799         97,969
     Gain on sale of properties, including land                           (797)         (387)          (132,914)        (1,642)
     Impairment loss on sale of land                                       339             -                339              -
     Impairment loss on land held for sale                                   -             -                  -          1,143
     Equity in income of joint ventures                                (11,521)          (97)           (10,049)          (356)
     Distributions on perpetual preferred units                          1,750         2,111              7,028         10,461
     Original issuance costs on redeemed perpetual preferred units           -             -                365            745
     Income allocated to common units and other minority interests         592           798              2,643          2,720
     Income from discontinued operations                                (2,245)       (2,402)            (6,748)        (7,767)
     Income from discontinued operations allocated to common units          (4)        1,384                 44          1,540
     Gain on sale of discontinued operations                               (60)       (9,351)           (36,175)        (9,351)
                                                                -----------------------------    ------------------------------
        Net Operating Income (NOI)                                     $88,316       $58,855           $320,649       $231,906

     CPT-"Same Property" Communities                                   $50,890       $48,037           $198,964       $192,568
     Summit-"Same Property" Communities                                 22,036             -             72,066              -
     CPT Non-"Same Property" Communities                                 7,396         4,387             20,558         13,416
     Summit Non-"Same Property" Communities                              6,309             -             19,009              -
     Development and Lease-Up Communities                                  335             -                258              -
     Dispositions / Other                                                1,350         6,431              9,794         25,922
                                                                -----------------------------    ------------------------------
       Net Operating Income (NOI)                                      $88,316       $58,855           $320,649       $231,906


     EBITDA

     EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests.
     The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                                                     Three Months Ended                Twelve Months Ended
                                                                        December 31,                      December 31,
                                                                -----------------------------     ------------------------------
                                                                      2005          2004                2005           2004
                                                                -----------------------------     ------------------------------
     Net income                                                        $12,887       $18,492            $199,086        $41,341
     Impairment provisions on technology investments                       130             -                 130              -
     Interest expense                                                   30,132        19,513             111,548         79,214
     Amortization of deferred financing costs                              867           447               3,739          2,697
     Amortization of acquired in place leases                           10,172             -              32,333              -
     Depreciation and amortization                                      35,515        24,274             131,799         97,969
     Distributions on perpetual preferred units                          1,750         2,111               7,028         10,461
     Original issuance costs on redeemed perpetual preferred units           -             -                 365            745
     Income allocated to common units and other minority interests         592           798               2,643          2,720
     Real estate depreciation from discontinued operations               1,063         1,610               7,122          8,214
     Gain on sale of properties, including land                           (797)         (387)           (132,914)        (1,642)
     Impairment loss on sale of land                                       339             -                 339              -
     Impairment loss on land held for sale                                   -             -                   -          1,143
     Equity in income of joint ventures                                (11,521)          (97)            (10,049)          (356)
     Gain on sale of discontinued operations                               (60)       (9,351)            (36,175)        (9,351)
     Income from discontinued operations allocated to common units          (4)        1,384                  44          1,540
                                                                -----------------------------     ------------------------------
      EBITDA                                                           $81,065       $58,794            $317,038       $234,695




 CAMDEN                                                                                                OTHER DATA


 ----------------------------------------------------------------------------------------------------------------------------
 (Unaudited)

 Stock Symbol:                            CPT

 Exchange Traded:                         NYSE

 Senior Unsecured Debt Ratings:                               Rating          Outlook
 ------------------------------                               ------          -------
                                          Moody's               Baa2           Stable
                                          Standard & Poors       BBB         Positive
                                          Fitch                  BBB         Positive


 Important Future Dates:
    (Estimated)                                               Q1 '06           Q2 '06       Q3 '06      Q4 '06
                                                              ------           ------       ------      ------
     Earnings release & Analyst conference call            Early May        Early Aug    Early Nov   Early Feb

 Dividend Information - Common Shares:                        Q1 '05           Q1 '05       Q2 '05      Q3 '05          Q4 '05
                                                              ------           ------       ------      ------          ------
     Declaration Date                                       02/10/05         03/15/05     06/15/05    09/15/05        12/07/05
     Record Date                                            02/25/05         03/31/05     06/30/05    09/30/05        12/19/05
     Payment Date                                           03/04/05         04/15/05     07/15/05    10/17/05        01/17/06
     Distributions Per Share                                  $0.416           $0.219       $0.635      $0.635          $0.635


 Investor Relations Data:

     Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
          Supplemental Data upon request.

     For Investor Relations:  recent press releases, 10-Q's, 10-K's and other information, call
          1-800-9CAMDEN or (713) 354-2787.

     For an audio download of Camden's Quarterly Conference Call, please see our web site at www.camdenliving.com

     For questions contact:

            Richard J. Campo             Chairman & Chief Executive Officer
            D. Keith Oden                President & Chief Operating Officer
            Dennis M. Steen              Chief Financial Officer
            Kimberly A. Callahan         Vice President- Investor Relations & Strategic Planning




 CAMDEN                                                                                                        COMMUNITY TABLE
                                                                                           Community Statistics as of 12/31/05

 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4Q05 Avg
  (Unaudited)                                                                                                 Market Rental Rates
                                                                      Year Placed  Average Apartment 4Q05 Avg -------------------
  Community Name                    City               State         in Service    Size    Homes   Occupancy Per Home Per Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
   Camden Copper Square             Phoenix              AZ               2000       786       332      97%     730       0.93
   Camden Fountain Palms (1)        Peoria               AZ            1986/1996   1,050       192      96%     748       0.71
   Camden Legacy                    Scottsdale           AZ               1996     1,067       428      98%     893       0.84
   Camden Pecos Ranch (1)           Chandler             AZ               2001       924       272      98%     763       0.83
   Camden San Paloma                Scottsdale           AZ            1993/1994   1,042       324      99%     941       0.90
   Camden Sierra (1)                Peoria               AZ               1997       925       288      98%     716       0.77
   Camden Towne Center (1)          Glendale             AZ               1998       871       240      97%     727       0.83
   Camden Vista Valley              Mesa                 AZ               1986       923       357      96%     651       0.71
                                    -------------------------------------------------------------------------------------------
             Total Phoenix                             8 Properties                  951     2,433      97%     779       0.82

   Camden Pass                      Tucson               AZ               1984       559       456      94%     459       0.82
   Camden View                      Tucson               AZ               1974     1,026       365      96%     694       0.68
                                    -------------------------------------------------------------------------------------------
             Total Tucson                              2 Properties                  766       821     95%     564       0.74
===============================================================================================================================
             TOTAL ARIZONA                            10 Properties                  904     3,254     97%     724       0.80

   Camden Crown Valley              Mission Viejo        CA               2001     1,009       380      98%   1,536       1.52
   Camden Harbor View               Long Beach           CA               2004       976       538      92%   2,049       2.10
   Camden Martinique                Costa Mesa           CA               1986       795       714      98%   1,251       1.57
   Camden Parkside (1)              Fullerton            CA               1972       835       421      96%   1,233       1.48
   Camden Sea Palms                 Costa Mesa           CA               1990       891       138      96%   1,376       1.54
                                    -------------------------------------------------------------------------------------------
            Total Los Angeles
                /Orange County                        5 Properties                  890      2,191      96%   1,501       1.69

   Camden Sierra at Otay Ranch      Chula Vista          CA               2003       962       422      92%   1,368       1.42
   Camden Tuscany                   San Diego            CA               2003       891       160      98%   1,912       2.14
   Camden Vineyards                 Murrieta             CA               2002     1,053       264      91%   1,285       1.22
                                    -------------------------------------------------------------------------------------------
            Total San Diego
                /Inland Empire                        3 Properties                   977       846      93%   1,445       1.48

===============================================================================================================================
            TOTAL CALIFORNIA                          8 Properties                   914     3,037     95%    1,485       1.62

   Camden Arbors                    Westminster          CO               1986       810       358      89%     689       0.85
   Camden Caley                     Englewood            CO               2000       925       218      97%     797       0.86
   Camden Centennial                Littleton            CO               1985       744       276      97%     658       0.88
   Camden Denver West (1)           Golden               CO               1997     1,015       320      96%     981       0.97
   Camden Highlands Ridge           Highlands Ranch      CO               1996     1,141       342      94%   1,018       0.89
   Camden Interlocken               Broomfield           CO               1999     1,022       340      94%   1,027       1.00
   Camden Lakeway                   Littleton            CO               1997       919       451      93%     894       0.97
   Camden Pinnacle                  Westminster          CO               1985       748       224      83%     668       0.89
===============================================================================================================================
             TOTAL COLORADO                            8 Properties                  926      2,529     93%     857       0.93

   Summit Ashburn Farm              Ashburn              VA               2000     1,061        162     99%   1,258       1.19
   Summit Fair Lakes                Fairfax              VA               1999       996        530     96%   1,405       1.41
   Summit Fallsgrove                Rockville            MD               2004       996        268     98%   1,435       1.44
   Summit Grand Parc                Washington           DC               2002       904        105     96%   1,943       2.15
   Summit Lansdowne                 Leesburg             VA               2002     1,006        690     97%   1,246       1.24
   Summit Largo                     Largo                MD               2000     1,042        219     98%   1,471       1.41
   Summit Roosevelt                 Washington           DC               2003       856        198     99%   1,931       2.26
   Summit Russett                   Laurel               MD               2000     1,025        426     94%   1,269       1.24
   Summit Silo Creek                Washington           DC               2004       971        284     99%   1,211       1.25
===============================================================================================================================
             TOTAL DC METRO                            9 Properties                  994      2,882     97%   1,383       1.39

   Summit Aventura                  Aventura             FL               1995     1,106       379      97%   1,334       1.21
   Summit Brickell                  Miami                FL               2003       937       405      98%   1,340       1.43
   Summit Doral                     Miami                FL               1999     1,172       260      99%   1,331       1.14
   Summit Doral Villas              Miami                FL               2000     1,253       232      99%   1,409       1.12
   Summit Las Olas                  Ft. Lauderdale       FL               2004     1,043       420      98%   1,551       1.49
   Summit Plantation                Plantation           FL               1997     1,152       502      98%   1,216       1.06
   Summit Portofino                 Pembroke Pines       FL               1995     1,307       322      98%   1,199       0.92
                                    -------------------------------------------------------------------------------------------
             Total Southeast Florida                   7 Properties                1,124      2,520     98%   1,337       1.19

   Camden Club                      Longwood             FL               1986     1,077       436      98%     874       0.81
   Camden Lago Vista                Orlando              FL               2005       954       366      97%     955       1.00
   Camden Landings                  Orlando              FL               1983       748       220      99%     688       0.92
   Camden Lee Vista                 Orlando              FL               2000       937       492      98%     842       0.90
   Camden Renaissance               Altamonte Springs    FL            1996/1998     899       578      98%     852       0.95
   Camden Reserve                   Orlando              FL            1990/1991     824       526      98%     750       0.91
   Camden World Gateway             Orlando              FL               2000       979       408      95%     963       0.98
   Summit Hunter's Creek            Orlando              FL               2000     1,082       270      98%     910       0.84
                                    -------------------------------------------------------------------------------------------
             Total Orlando                             8 Properties                  937      3,296     97%     856       0.91



 CAMDEN                                                                                                        COMMUNITY TABLE
                                                                                           Community Statistics as of 12/31/05

 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4Q05 Avg
  (Unaudited)                                                                                                 Market Rental Rates
                                                                      Year Placed  Average Apartment 4Q05 Avg -------------------
  Community Name                    City               State         in Service    Size    Homes   Occupancy Per Home Per Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
   Camden Bay                       Tampa                FL            1997/2001     943       760      94%     853       0.90
   Camden Bay Pointe                Tampa                FL               1984       771       368      98%     696       0.90
   Camden Bayside                   Tampa                FL            1987/1989     748       832      99%     719       0.96
   Camden Citrus Park               Tampa                FL               1985       704       247      97%     659       0.94
   Camden Isles                     Tampa                FL            1983/1985     722       484      98%     656       0.91
   Camden Lakes                     St. Petersburg       FL            1982/1983     728       688      97%     675       0.93
   Camden Lakeside                  Brandon              FL               1986       728       228      99%     707       0.97
   Camden Live Oaks                 Tampa                FL               1990     1,093       770      98%     750       0.69
   Camden Preserve                  Tampa                FL               1996       942       276      99%     943       1.00
   Camden Providence Lakes          Brandon              FL               1996     1,024       260      97%     843       0.82
   Camden Westshore                 Tampa                FL               1986       728       278      98%     742       1.02
   Camden Woods                     Tampa                FL               1986     1,223       444      97%     829       0.68
                                    -------------------------------------------------------------------------------------------
             Total Tampa
                   /St. Petersburg                    12 Properties                  874     5,635      97%     752       0.86

===============================================================================================================================
             TOTAL FLORIDA                            27 Properties                  947    11,451      97%     911       0.96

   Summit Brookwood                 Atlanta              GA               2002       906       359      94%     969       1.07
   Summit Club at Dunwoody          Atlanta              GA               1997     1,007       324      96%     876       0.87
   Summit Deer Creek                Alpharetta           GA               2000     1,187       292      96%     879       0.74
   Summit Midtown                   Atlanta              GA               2001       953       296      94%   1,003       1.05
   Summit on the River              Duluth               GA               1997     1,103       352      97%     815       0.74
   Summit Peachtree City            Peachtree City       GA               2001     1,026       399      93%     791       0.77
   Summit Shiloh                    Kennesaw             GA            1999/2002   1,151       232      98%     799       0.69
   Summit St. Clair                 Atlanta              GA               1997       969       336      94%     897       0.93
   Summit Stockbridge               Stockbridge          GA               2003     1,009       304      94%     745       0.74
   Summit Sweetwater                Lawrenceville        GA               2000     1,151       308      95%     767       0.67
===============================================================================================================================
             TOTAL GEORGIA                            10 Properties                1,041     3,202      95%     855       0.82

   Camden Brookside                 Louisville           KY               1987       732       224      96%     581       0.79
   Camden Downs                     Louisville           KY               1975       682       254      96%     529       0.78
   Camden Meadows                   Louisville           KY            1987/1990     746       400      95%     608       0.82
   Camden Oxmoor                    Louisville           KY               2000       903       432      97%     718       0.80
   Camden Prospect Park             Louisville           KY               1990       916       138      97%     697       0.76
===============================================================================================================================
             TOTAL KENTUCKY                            5 Properties                  795     1,448      96%     631       0.79

   Camden Passage                   Kansas City          MO            1989/1997     832       596      93%     646       0.78
                                    -------------------------------------------------------------------------------------------
             Total Kansas City                         1 Property                    832       596      93%     646       0.78

   Camden Cedar Lakes               Lake St. Louis       MO               1986       852       420      98%     623       0.73
   Camden Cove West                 Creve Coeur          MO               1990       828       276      91%     832       1.00
   Camden Cross Creek               St. Louis            MO            1973/1980     947       591      97%     712       0.75
   Camden Taravue                   St. Louis            MO               1975       676       304      90%     545       0.81
   Camden Trace                     Maryland Heights     MO               1972     1,158       372      95%     760       0.66
   Camden Westchase                 St. Louis            MO               1986       945       160      94%     834       0.88
                                    -------------------------------------------------------------------------------------------
             Total St. Louis                           6 Properties                  910     2,123      95%     704       0.77
===============================================================================================================================
             TOTAL MISSOURI                            7 Properties                  893      2,719     94%     691       0.77

   Camden Bel Air                   Las Vegas            NV            1988/1995     943       528      98%     839       0.89
   Camden Breeze                    Las Vegas            NV               1989       846       320      97%     773       0.91
   Camden Canyon                    Las Vegas            NV               1995       987       200      99%     862       0.87
   Camden Commons                   Henderson            NV               1988       936       376      98%     864       0.92
   Camden Cove                      Las Vegas            NV               1990       898       124      99%     786       0.88
   Camden Del Mar                   Las Vegas            NV               1995       986       560      98%     913       0.93
   Camden Fairways                  Henderson            NV               1989       896       320      99%     856       0.96
   Camden Hills                     Las Vegas            NV               1991       579       184      98%     596       1.03
   Camden Legends                   Henderson            NV               1994       792       113      98%     805       1.02
   Camden Palisades                 Las Vegas            NV               1991       905       624      99%     840       0.93
   Camden Pines (1)                 Las Vegas            NV               1997     1,005       315      99%     880       0.88
   Camden Pointe                    Las Vegas            NV               1996       985       252      98%     847       0.86
   Camden Summit (1)                Henderson            NV               1995     1,187       234      98%   1,148       0.97
   Camden Tiara (1)                 Las Vegas            NV               1996     1,043       400      99%     918       0.88
   Camden Vintage                   Las Vegas            NV               1994       978       368      96%     848       0.87
   Oasis Bay (1)                    Las Vegas            NV               1990       862       128      99%     814       0.94
   Oasis Crossings (1)              Las Vegas            NV               1996       983        72      99%     830       0.84
   Oasis Emerald (1)                Las Vegas            NV               1988       873       132      98%     702       0.80
   Oasis Gateway (1)                Las Vegas            NV               1997     1,146       360      97%     916       0.80
   Oasis Island (1)                 Las Vegas            NV               1990       901       118      96%     720       0.80
   Oasis Landing (1)                Las Vegas            NV               1990       938       144      97%     784       0.84
   Oasis Meadows (1)                Las Vegas            NV               1996     1,031       383      97%     813       0.79
   Oasis Palms (1)                  Las Vegas            NV               1989       880       208      96%     773       0.88
   Oasis Pearl (1)                  Las Vegas            NV               1989       930        90      97%     732       0.79
   Oasis Place (1)                  Las Vegas            NV               1992       440       240      97%     574       1.30
   Oasis Ridge (1)                  Las Vegas            NV               1984       391       477      97%     475       1.21
   Oasis Sands                      Las Vegas            NV               1994     1,125        48      99%     842       0.75
   Oasis Sierra (1)                 Las Vegas            NV               1998       922       208      98%     872       0.95
   Oasis Springs (1)                Las Vegas            NV               1988       838       304      98%     696       0.83
   Oasis Vinings (1)                Las Vegas            NV               1994     1,152       234      96%     838       0.73
===============================================================================================================================
             TOTAL NEVADA                             30 Properties                  908     8,064      98%     812       0.89



 CAMDEN                                                                                                        COMMUNITY TABLE
                                                                                           Community Statistics as of 12/31/05

 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4Q05 Avg
  (Unaudited)                                                                                                 Market Rental Rates
                                                                      Year Placed  Average Apartment 4Q05 Avg -------------------
  Community Name                    City               State         in Service    Size    Homes   Occupancy Per Home Per Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
   Camden Eastchase                 Charlotte            NC               1986       698       220      94%     539       0.77
   Camden Forest                    Charlotte            NC               1989       703       208      93%     570       0.81
   Camden Habersham                 Charlotte            NC               1986       773       240      97%     606       0.78
   Camden Park Commons              Charlotte            NC               1997       859       232      94%     679       0.79
   Camden Pinehurst                 Charlotte            NC               1967     1,147       407      97%     720       0.63
   Camden Timber Creek              Charlotte            NC               1984       706       352      93%     568       0.81
   Summit Ballantyne                Charlotte            NC               1998     1,053       400      94%     800       0.76
   Summit Cotton Mills              Charlotte            NC               2002       906       180      98%   1,153       1.27
   Summit Creek (1)                 Charlotte            NC               1982       895       260      97%     589       0.66
   Summit Fairview                  Charlotte            NC               1983     1,036       135      99%     697       0.67
   Summit Foxcroft                  Charlotte            NC               1979       940       156      96%     649       0.69
   Summit Grandview                 Charlotte            NC               2000     1,145       266      98%   1,219       1.06
   Summit Hollow (1)                Charlotte            NC               1979     1,039       232      95%     638       0.61
   Summit Sedgebrook                Charlotte            NC               1999     1,017       368      98%     733       0.72
   Summit Simsbury                  Charlotte            NC               1985       874       100      98%     710       0.81
   Summit South End Square          Charlotte            NC               2003       883       299      98%   1,016       1.15
   Summit Stonecrest                Charlotte            NC               2001     1,169       306      97%     835       0.71
   Summit Touchstone                Charlotte            NC               1986       899       132      92%     656       0.73
                                    -------------------------------------------------------------------------------------------
             Total Charlotte                          18 Properties                  946      4,493     96%     750       0.79

   Camden Glen                      Greensboro           NC               1980       662       304      93%     557       0.84
   Camden Wendover                  Greensboro           NC               1985       795       216      93%     606       0.76
                                    -------------------------------------------------------------------------------------------
             Total Greensboro                          2 Properties                  717        520     93%     578       0.81

   Reunion Park by Summit           Apex                 NC            2000/2004     972       420      95%     606       0.62
   Summit Crest                     Raleigh              NC               2001     1,129       438      96%     747       0.66
   Summit Governor's Village        Chapel Hill          NC               1999     1,134       242      95%     814       0.72
   Summit Hill (1)                  Chapel Hill          NC               1991     1,036       411      93%     705       0.68
   Summit Lake                      Apex                 NC               1999     1,075       446      93%     733       0.68
   Summit Overlook                  Raleigh              NC               2001     1,056       320      97%     810       0.77
   Summit Westwood                  Morrisville          NC               1999     1,112       354      92%     709       0.64
                                    -------------------------------------------------------------------------------------------
             Total Raleigh                             7 Properties                1,070     2,631      94%     724       0.68
===============================================================================================================================
             TOTAL NORTH CAROLINA                     27 Properties                  973     7,644      95%     729       0.75

   Summit Valleybrook               Chadds Ford          PA               2002       992       352      94%   1,176       1.19
===============================================================================================================================
             TOTAL PENNSYLVANIA                        1 Property                    992       352      94%   1,176       1.19

   Camden Briar Oaks                Austin               TX               1980       711       430      97%     548       0.77
   Camden Gaines Ranch              Austin               TX               1997       955       390      85%   1,004       1.05
   Camden Huntingdon                Austin               TX               1995       903       398      96%     695       0.77
   Camden Laurel Ridge              Austin               TX               1986       702       183      97%     545       0.78
   Camden Ridge View                Austin               TX               1984       859       167      97%     611       0.71
   Camden Ridgecrest                Austin               TX               1995       851       284      97%     655       0.77
   Camden Woodview                  Austin               TX               1984       644       283      97%     560       0.87
                                    -------------------------------------------------------------------------------------------
             Total Austin                              7 Properties                  812      2,135     95%     679       0.84

   Camden Breakers                  Corpus Christi       TX               1996       868       288      97%     842       0.97
   Camden Copper Ridge              Corpus Christi       TX               1986       775       344      96%     636       0.82
   Camden Miramar (2)               Corpus Christi       TX            1994-2004     468       778      97%     743       1.59
                                    -------------------------------------------------------------------------------------------
             Total Corpus Christi                      3 Properties                  625      1,410     97%     737       1.18



 CAMDEN                                                                                                        COMMUNITY TABLE
                                                                                           Community Statistics as of 12/31/05

 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4Q05 Avg
  (Unaudited)                                                                                                 Market Rental Rates
                                                                      Year Placed  Average Apartment 4Q05 Avg -------------------
  Community Name                    City               State         in Service    Size    Homes   Occupancy Per Home Per Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
   Camden Addison (1)               Addison              TX               1996       942       456      95%     797       0.85
   Camden Buckingham                Richardson           TX               1997       919       464      98%     743       0.81
   Camden Centreport                Ft. Worth            TX               1997       910       268      97%     740       0.81
   Camden Cimarron                  Irving               TX               1992       772       286      96%     727       0.94
   Camden Farmers Market            Dallas               TX               2001       916       620      93%     911       0.99
   Camden Farmers Market II (3)     Dallas               TX               2005       970       284   Lease-up 1,028       1.06
   Camden Gardens                   Dallas               TX               1983       652       256      97%     536       0.82
   Camden Glen Lakes                Dallas               TX               1979       877       424      96%     659       0.75
   Camden Highlands                 Plano                TX               1985       816       160      97%     606       0.74
   Camden Lakeview                  Irving               TX               1985       853       476      95%     593       0.70
   Camden Legacy Creek              Plano                TX               1995       831       240      99%     754       0.91
   Camden Legacy Park               Plano                TX               1996       871       276      99%     758       0.87
   Camden Oaks                      Dallas               TX               1985       730       446      97%     539       0.74
   Camden Oasis                     Euless               TX               1986       548       602      96%     523       0.95
   Camden Place                     Mesquite             TX               1984       772       442      96%     554       0.72
   Camden Ridge                     Ft. Worth            TX               1985       829       208      96%     586       0.71
   Camden Springs                   Dallas               TX               1987       713       304      94%     517       0.73
   Camden Terrace                   Ft. Worth            TX               1984       848       340      98%     583       0.69
   Camden Towne Village             Mesquite             TX               1983       735       188      98%     573       0.78
   Camden Trails                    Dallas               TX               1984       733       264      93%     532       0.73
   Camden Valley Creek              Irving               TX               1984       855       380      95%     642       0.75
   Camden Valley Park               Irving               TX               1986       743       516      96%     601       0.81
   Camden Valley Ridge              Irving               TX               1987       773       408      96%     556       0.72
   Camden Westview                  Lewisville           TX               1983       697       335      94%     574       0.82
                                    -------------------------------------------------------------------------------------------
             Total Dallas/Ft. Worth                     24 Properties                803     8,643      96%     654       0.81

   Camden Baytown                   Baytown              TX               1999       844       272      96%     738       0.87
   Camden Creek                     Houston              TX               1984       639       456      96%     580       0.91
   Camden Crossing                  Houston              TX               1982       762       366      94%     560       0.74
   Camden Greenway                  Houston              TX               1999       861       756      98%     905       1.05
   Camden Holly Springs (1)         Houston              TX               1999       934       548      97%     866       0.93
   Camden Midtown                   Houston              TX               1999       843       337      99%     967       1.15
   Camden Oak Crest                 Houston              TX               2003       870       364      97%     811       0.93
   Camden Park (1)                  Houston              TX               1995       866       288      98%     748       0.86
   Camden Steeplechase              Houston              TX               1982       748       290      96%     585       0.78
   Camden Stonebridge               Houston              TX               1993       845       204      98%     745       0.88
   Camden Sugar Grove (1)           Stafford             TX               1997       917       380      97%     804       0.88
   Camden Vanderbilt                Houston              TX            1996/1997     863       894      99%     974       1.13
   Camden West Oaks                 Houston              TX               1982       726       671      94%     558       0.77
   Camden Wilshire                  Houston              TX               1982       761       536      94%     582       0.76
   Camden Wyndham                   Houston              TX            1978/1981     797       448      95%     558       0.70
                                    -------------------------------------------------------------------------------------------
              Total Houston                           15 Properties                  818     6,810      97%     749       0.91

===============================================================================================================================
                    TOTAL TEXAS                       49 Properties                  796     18,998     96%     697       0.88

 ==============================================================================================================================
 TOTAL PROPERTIES                                    191 Properties                  899    65,580      96%     835       0.93
 ==============================================================================================================================


(1)  Communities owned through investment in joint venture.

(2) Miramar is a student housing community which is excluded from total occupancy numbers.